EXHIBIT 10.15

NUMBER ONE HUNDRED NINE-THREE: Before us, Marcela Arias Victory y Mario Gómez Pacheco, Notary Publics with headquarters in San José, acting jointly in the former’s notarial record book, appear: Jorge Manuel Quesada Chaves, of legal age, married once, business administrator, resident of Heredia, bearer of ID card number four-zero-ninety-nine-two hundred seventy-one, and Carlos Ceciliano Bermúdez, of legal age, married once, with a degree in economic and social sciences, bearer of ID card number one-four hundred seven-one thousand three hundred seventy-four, acting jointly as President and Vice President, respectively, with the faculties granted as Attorney-in-Fact, without limitation of sum, of the companies CORPORACIÓN PIPASA SOCIEDAD ANÓNIMA, juridical entity ID number three-one hundred one-twelve thousand nine hundred thirty-three, domiciled at Distrito La Ribera, Belén Canton, Province of Heredia, of the Catholic Church, two hundred North, three hundred West and four hundred Northwest, such juridical entity being recorded and effective, as per Public Registry, Commercial Section, volume one thousand seven hundred three, folio two hundred forty six, entry two hundred fifty, and which the undersigned Notaries certify; and of CORPORACION AS DE OROS SOCIEDAD ANONIMA, legal entity ID number three-hundred one-nine thousand six hundred ninety-one, domiciled at San Rafael de Alajuela, such juridical entity being recorded and effective, as per Commercial Section of the Public Registry, volume one thousand four hundred seventy-eight; folio one hundred eleven, entry two hundred fifteen, and which the undersigned notaries certify; such corporations hereinafter indistinctly referred to as THE TRUSTORS or THE DEBTORS; Mr. Andrés López Vega, of legal age, married once, resident of San José, bearer of ID card number one – eight hundred fifteen – six hundred ninety-three, acting as Secretary with faculties granted as Attorney-in-Fact, without Limitation of Sum, of the corporation domiciled in San José, of ICE San Pedro, two hundred meters South, one hundred meters East and seventy-five meters South, denominated CONSULTORES FINANCIEROS COFIN SOCIEDAD ANÓNIMA, juridical entity ID number three – one hundred one – two hundred ninety one thousand seventy, such juridical entity being recorded and effective, as per the Commercial Section of the Public Registry, volume one thousand four hundred sixteen; folio eighty-two, entry eighty-four; and which the undersigned Notaries certify ; hereinafter referred to as the TRUSTEE and BANCO CUSCATLAN DE COSTA RICA, SOCIEDAD ANÓNIMA, a banking institution, member of the National Banking System of the Republic of Costa Rica, duly recognized by the Banco Central de Costa Rica, with headquarters in San José, Uruca, del Puente Juan Pablo II, one hundred twenty-five meters East, with juridical entity ID issued by the Department of Identification documents of the National Registry of the Republic of Costa Rica, number THREE DASH ONE HUNDRED ONE DASH ZERO SIXTY-FOUR THOUSAND FIFTY-ONE, hereby represented by its GENERAL ASSISTANT MANAGER, with the Faculties granted as Attorney-in-Fact, without Limitation of Sum, Mr. ALBERTO BLANCO MELENDEZ, of legal age, married once, with a degree in Public Accounting, resident of San José, bearer of ID Card number one dash four hundred fifty-four dash eight hundred sixty-eight, such legal entity being recorded as per the Public Registry, Commercial Section, volume one thousand one hundred sixty, folio one hundred forty, entry one hundred seventy-eight, and which the undersigned Notaries certify, CUSCATLÁN INTERNATIONAL BANK AND TRUST LIMITED, juridical entity ID number three-zero-twelve-one hundred twenty-six thousand three hundred twenty-four, domiciled in Nassau, Bahamas, represented by its Attorney-in-Fact Mr. ALBERTO BLANCO MELENDEZ, of legal age, married once, with a degree in Public Accounting, resident of San José, bearer of ID card number one dash four hundred fifty-four dash eight hundred sixty-eight, as per general extraordinary shareholders meeting held at thirteen hours on September nineteen of two thousand three, the relevant power of attorney being attached to this instrument; TRANSAMERICA BANK AND TRUST COMPANY LIMITED, a credit institution constituted, organized and existing in conformity with the laws of the Bahamas, domiciled in Nassau, Bahamas, Casa Bolan, third floor, King and George streets, registered and incorporated in the General Registry of Bahamas under number thirty-four thousand five hundred sixty-eight, with juridical entity ID issued by the Department of Identification Documents of the National Registry of the Republic of Costa Rica, number three dash zero twelve dash one hundred fourteen thousand two hundred thirty-eight, hereby represented by Mr. Luis Liberman Ginsburg, of legal age, married once, with a Doctoral degree in Economics, resident of San José and bearer of ID card number one-three hundred forty-zero-twenty-five; such juridical entity being recorded and effective, as per original minutes of Board of Directors meeting held at the main office of such juridical entity in New Providence, Nassau, Bahamas, on March twenty-four of two thousand two, and such Special Power of Attorney being effective and duly recorded as per public instrument number thirty-eight dash thirty-five before the Notary Fernando Fallas Amador, in San José, at sixteen hours on May nine of the year two thousand two, on folio one hundred two, in front of volume thirty-five of his Notarial Record book, a copy of which remains in the referred notarial book kept by Notary Arias Victory; Mr.SERGIO RUIZ PALZA, Spanish citizen, of legal age, married once, Administrator, resident of Escazú, residency card seven hundred twenty-six – ninety one thousand two hundred ninety-five – three thousand one hundred eighty, acting as Attorney-in-Fact, without limitation of sum, in conformity with article one thousand two hundred three of the Civil Code, of the local corporation BANCO BANEX SOCIEDAD ANONIMA, with juridical entity ID number three-one hundred one-zero forty-six thousand eight – twenty-seven, such juridical entity being recorded and effective as per the Commercial Section of the Public Registry, volume one thousand six hundred eighty, folio fifty-eight, entry seventy, and which the undersigned Notaries certify; and acting as Attorney-in-Fact with sufficient faculties for this act, of CARIBBEAN BANK OF EXPORTS, juridical entity IF number three-zero twelve-zero ninety two thousand two hundred ninety, as per public instrument number twenty four-twelve, folio twenty one in front of volume twelve of the Notarial Record Book kept by the Notary Luis Enrique Gómez Portuguéz, and which the undersigned Notaries certify; Mrs. MARIANELA ORTUÑO PINTO, married once, with a degree in business administration, resident of San José, bearer of ID card number nine-zero forty one-four hundred seventy six, acting as General Manager, with faculties granted as Attorney-in-Fact, without limitation of sum, of the local corporation BANCO IMPROSA SOCIEDAD ANÓNIMA, juridical entity ID number three hundred one-zero-seventy nine thousand six, such juridical entity being recorded as per Commercial Section of the Public Registry, volume one thousand three hundred ninety eight, folio twenty nine, entry fifty one, and which the undersigned Notaries certify; Mr. Gerardo Alfredo Sanabria Piretti, of legal age, single, with a Master’s degree in Business Administration, resident of Cartago, bearer of ID card number one dash six hundred seventy five dash three hundred thirty nine, acting as General Assistant Manager, with faculties granted as Attorney-in-Fact, without limitation of sum, of BANCO CREDITO AGRICOLA DE CARTAGO, with headquarters and domicile in downtown Cartago, juridical entity ID number four – zero zero zero – zero zero one thousand one hundred twenty eight, such juridical entity being recorded and effective as of this date, as per the Commercial Section of the Public Registry, volume one thousand one hundred sixty eight, folio one hundred thirty three, entry one hundred thirty three; and which the undersigned Notaries certify; and Mr. Francisco Javier Aguilar González, of legal age, married, with a Master’s degree in Business Administration, resident of Alajuela, bearer of ID card number nine-zero sixty one-four hundred three, acting as Attorney-in-Fact, without limitation of sum, of BANCO INTERNACIONAL DE COSTA RICA, domiciled in Panamá, juridical entity ID as per the Commercial Registry of Costa Rica, number three-one hundred one-thirty nine thousand seven hundred twenty eight, such juridical entity being recorded as per the Commercial Section of the Public Registry, volume one thousand six hundred ninety four, folio one hundred six, entry one hundred two, and which the undersigned Notaries certify; such banks jointly forming part, along with other creditors, of the group of principal beneficiaries, and which, for the purpose of this contract, are hereinafter referred to as THE PRINCIPAL BENEFICIARIES; AND THEY STATE: That they have agreed to execute the present GUARANTY TRUST CONTRACT, which will be governed by the following clauses, and in accordance with the legal provisions of Title First, Chapter Twelfth, Second Volume of the Commercial Code: FIRST: CREATION OF THE TRUST: THE TRUSTORS AND THE TRUSTEE, constitute a Guaranty Trust according to the following terms: a) THE TRUSTORS AND SUBSIDIARY TRUSTEES are Corporación Pipasa Sociedad Anónima, and Corporación As de Oros Sociedad Anónima. In the event that new assets or rights are transferred to the trust patrimony by other physical or legal persons, such individuals shall become Trustors. The aforementioned provided that: (i) the trust’s patrimony maintain at all times a coverage equal to or greater than forty three percent of the total debt guaranteed by the present trust, which implies that the trust’s assets shall be taken for seventy percent of its value, and which shall be verified by the TRUSTEE through an appraisal to determine that such coverage is indeed maintained. and (ii) There exists prior written approval from the TRUSTORS signing the present document. b) Corporación Pipasa Sociedad Anónima and Corporación As de Oros Sociedad Anónima, hereinafter referred to as THE DEBTORS, are debtors relative to the credits described in attachment two to this contract and its addenda, and which are hereafter guaranteed by the present trust: c) Each one of the Creditors whose credits are described in attachment two, hereinafter referred to as the CREDITORS, states that he agrees to grant The Debtors, so far as each one of them is concerned, a moratorium on payment of the principal amount owed, for a six-month term, that is, until March twenty two of two thousand four, term within which each Bank is obligated not to initiate any collection or judicial process, or any process of any other nature, against the debtors. The moratorium granted shall only apply to the payments of principal, and not to interest payment, which must be fulfilled by them punctually, as originally agreed. Once the term of the moratorium granted is terminated, the debtors shall resume payment of principal, and shall continue paying principal and interest, until the debts are repaid. The aforementioned provided that at the end of the term originally established for each specific credit, and with the last installment, any outstanding open balance as of that date must be paid. d) Corporación Pipasa S.A. and Corporación As de Oros S.A. accept the described debts and acknowledge them as true, valid and effective. e) The present trust shall be effective for a term of 10 years from today’s date, in order to guaranty, until its effective repayment, any and all previously described credits. f)

Corporación Pipasa S.A. and Corporación As de Oros S.A. express their consent so that all assets and/or rights integrating the trust patrimony guarantee the totality of the credits, regardless of which of them appears as direct debtor or co-debtor of the credits. It is acknowledged that they have hereby received the corresponding and reciprocal economic benefit. g) About the principal trust beneficiaries and secondary trust beneficiaries: THE PRINCIPAL TRUST BENEFICIARIES are the CREDITORS who sign this contract and who appear on attachment one hereto, and new creditors may be added through an addendum to such attachment; such new creditors would be trust beneficiaries by virtue of their status of creditors of the debtors, and proportinately to their debts. It is expressly understood and agreed that new principal trust beneficiaries may be added to the present trust through notice to the trustors, provided the trust assets maintain at all times a coverage which is equal to or greater than forty three percent of the total credits guaranteed to the principal trust beneficiaries, which shall be verified by the TRUSTEE through appraisal to determine that such coverage is indeed maintained. The designation of PRINCIPAL TRUST BENEFICIARIES may not be modified without prior, express and written consent from THE TRUSTORS. The debtors incorporated into this trust and whose names shall appear in attachment signed by the trustors and notified to the trustee, shall be secondary trust beneficiaries, and they shall be incorporated into the trust once the trustee has indicated that the guarantee is exhausted; that is, the credits incorporated into the trust have reached seventy percent of the value of the trust assets. Such secondary trust beneficiaries shall be paid once the principal trust beneficiaries have been fully paid. The value of the trust’s assets shall be established by mutual agreement between the trustors and the trustee, assisted by appraisers. h) THE TRUSTEE is CONSULTORES FINANCIEROS COFIN SOCIEDAD ANONIMA. In the event that CONSULTORES FINANCIEROS COFIN SOCIEDAD ANONIMA may no longer carry out their duties, resigns or is dismissed, it is hereby designated as SUBSTITUTE TRUSTEE, CORPORACIÓN PRIVADA DE INVERSIONES DE CENTROAMERICA SOCIEDAD ANONIMA, juridical entity ID number three-zero twelve-zero seventy five thousand nineteen. Should CORPORACIÓN PRIVADA DE INVERSIONES DE CENTROAMERICA S.A. not be able to continue performing its functions, resign, or be dismissed, the Committee of Beneficiaries shall appoint a Substitute Trustee. As soon as the debts owed the principal trust beneficiaries are repaid, and they therefore cease to be such principal trust beneficiaries, the indicated trustees shall resign and a new trustee wil be appointed by the trustors, so as to guarantee the trust continuity. i) This trust is irrevocable, and thus may not be modified through the sole will of THE TRUSTORS. j) The trust patrimony must be sufficient at all times to guaranee a coverage which is equal to or greater than forty three percent of the principal trust beneficiaries’ total credits guaranteed by the Trust. SECOND: ABOUT THE TRUST PATRIMONY: THE TRUSTORS transfer, as trust property all of the trustors’ assets to the TRUSTEE, including the real estate property listed below: CORPORACION PIPASA SOCIEDAD ANONIMA, transferring the following real estate property to the trust: PARTIDO DE SAN JOSE: ONE: Official folio REGISTRATION NUMBER ZERO EIGHTY SIX FOUR HUNDRED SIXTY – ZERO ZERO ZERO, which is a land with a house, located at 4th District Catedral, canton one, San José, Province of San José, with the following boundaries: North, Alberto Estrada; South, Avenue number twenty-four, with fourteen meters zero zero centimeters; East, Road to Desamparados, nine meters zero zero centimeters; and West, Ricardo Villafranca and Santiago Guell. It measures: fifty-six meters and seventy five square decimeters. Plat number SJ – zero zero two seven zero six zero – one nine five seven. Fiscal Value: seven million five hundred thousand colones. Annotations: NONE. Liens: i) Volume four hundred forty seven, entry thirteen thousand seven hundred eleven consecutive numbering zero one, sequence numbering zero zero four, sub-sequence numbering zero zero one, contains record that the rectification term (measure rectification) begins on December seventeen of nineteen ninety seven, and ends on December seventeen of the year two thousand; ii) Volume five hundred twenty two, entry nine thousand six hundred sixty nine, consecutive numbering zero one, sequence numbering zero zero fifty two, sub-sequence numbering zero zero one, contains record of Writ of attachment, initiating on August five of two thousand three and lapsing on August five of the year two thousand thirteen; iii) Volume: five hundred twenty two, entry eleven thousand eight hundred ninety nine, consecutive numbering zero one, sequence numbering zero zero sixty six, sub-sequence numbering zero zero one, contains record of Writ of attachment for the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil Major Claims Court of Alajuela, file zero three – zero zero one five nine zero – six three eight. CI, initiating on August six of two thousand three and lapsing on August six of the year two thousand thirteen; iv) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero fifty seven, sub-sequence numbering zero zero one, contains record of Writ of attachment. Major Claims Civil Court of Alajuela, file zero three – zero zero one five eight nine – six three eight –CI-thirteen. Simple proceeding by Citi Bank S.A., initiating on august six of two thousand three and lapsing on August three of the year two thousand thirteen; v) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero fifty, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Court of Heredia, file zero three – zero zero one one seven eight – zero five zero four-CI, initiating on August seven of two thousand three and lapsing on August seven of two thousand thirteen; vi) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero zero, sequence numbering zero fifty three, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four – CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; vii. Writ of attachment on volume five hundred twenty three, entry zero four one thousand thirty two, consecutive numbering zero one, sequence numbering zero zero five three, subsequence numbering zero zero one; viii. Writ of attachment, on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero three nine, subsequence numbering zero zero one. TWO: Official folio REGISTRATION NUMBER ONE HUNDRED SEVENTY SIX THOUSAND THREE HUNDRED THIRTY EIGHT – ZERO ZERO ZERO, which is an agricultural land land, located at district zero one, Colón, canton zero seven, Mora, Province of San José, whose boundaries are: North with Lucas Matamoros and Jerónimo Alpizar, South with Sucesión de Cleto Matamoros Marin, East, Sucesión de Carlos Hernández Mora and West, with Margarita Morales Vicari. It measures thirteen thousand five hundred ninety nine square meters. Annotations: NONE. Liens: i) volume three hundred twenty six, entry sixteen thousand eight hundred seventy five, consecutive numbering zero one, sequence numbering zero nine hundred four, subsequence numbering zero zero one, contains record of transferred easement; ii) volume three hundred fifty nine, entry eleven thousand sixty one, consecutive numbering zero one, sequence numbering zero zero zero, subsequence numbering zero zero one, contains record of first degree mortgage bonds for seven million five hundred thousand colones, payable on May twenty six of nineteen eighty seven; Iii) volume three hundred seventy three, entry zero six thousand two hundred forty one, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, contains record of second degree mortgage bonds for one million colones, payable on July four of nineteen eighty nine, lapsing interrupted on October twenty nine of nineteen ninety eight; iv) volume five hundred twenty two, entry nine thousand six hundred sixty nine, consecutive numbering zero zero, sequence numbering zero zero fifty three, subsequence numbering zero zero one, contains record of Writ of attachment, initiating on August five of two thousand three, lapsing on August five of two thousand thirteen; v) volume five hundred twenty two, entry eleven thousand eight hundred ninety nine, consecutive numbering zero one, sequence numbering zero zero sixty seven, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, file zero three – zero zero one five nine zero – six three eight CI, initiating on August six of two thousand three and lapsing on August six of two thousand thirteen; vi) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero fifty eight, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Major Claims Court of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen, Simple proceeding by Citi Bank S.A., initiated on August six of two thousand three and lapsing on August six of the year two thousand thirteen; vii) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero fifty four, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Court of Heredia, file zero three – zero zero one seven eight – zero five zero four-CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. viii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero fifty four, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four – CI, CitiBank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three and lapsing on August seven of two thousand thirteen. ix. Writ of attachment on volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero one, sequence numbering zero zero five four, subsequence numbering zero zero one. x. Writ of attachment, on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero one six, subsequence numbering zero zero one. DISTRICT OF ALAJUELA: ONE: Official folio REGISTRATION NUMBER ONE HUNDRED EIGHTY ONE THOUSAND THREE HUNDRED NINETY FIVE – ZERO ZERO ZERO, which is a coffee, sugar cane plantation, with two sheds, one hut, located on district four of San Roque, canton three, Grecia, Province of Alajuela; with the following boundaries: North, Federico Zamora Castro; South, Carlos Hidalgo Moya, East, public street in the middle of another one, and West, Yurro in the middle of another one. It measures ninety one thousand four hundred ninety five meters and fifty five square decimeters. Plat number: A-three five six six three six – seven nine. Fiscal Value, forty million colones. Annotations: NONE. Liens: i) Volume three hundred eighty eight, entry zero four four seven three, consecutive numbering zero one, sequence numbering zero zero one, subsequence numbering zero zero one, contains record of first degree mortgage bonds in the amount of forty million colones, which shall be payed on February five of nineteen ninety one, interrupted on February five of nineteen ninety eight; other conditions are recorded in the mentioned entry; ii) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero fifteen, subsequence numbering zero zero one, contains record of Writ of attachment, initiating on August five of two thousand three and lapsing on August five of the year two thousand thirteen. iii) volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero thirty one, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, file zero three – zero zero one five nine zero – six three eight CI, initiating on August six of two thousand three, and lapsing on August six of two thousand thirteen. iv) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero twenty three, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claim Court of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen; Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen. v) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero fifteen, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, file zero three – zero zero one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. vi) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero fifteen, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four – CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven two thousand three, lapsing on August seven of two thousand thirteen; vii. Writ of attachment on volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero one, sequence numbering zero zero one five, subsequence numbering zero zero one. viii. Writ of attachment, on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero five three, subsequence numbering zero zero one. TWO. Official folio REGISTRATION NUMBER ONE HUNDRED TWENTY THREE THOUSAND SIX HUNDRED TWENTY SEVEN – ZERO ZERO ZERO, which is a land for construction of office, warehouse and seventeen sheds, located at district five Tacares, cantón three, Grecia, Province of Alajuela, with the following boundaries: North, Carlos Maroto Vargas; South, Edgar Fernández Pinto, East, Federico Escude Tura and West, public street with another six point sixteen meters. It measures eighteen thousand two hundred one meters and forty-six square decimeters. Plat number: A-zero eight zero six eight zero one – one nine eight nine. Fiscal Value fourteen million colones. Annotations: None. Liens: i) volume two hundred fifty seven, entry zero three eight one zero, consecutive numbering zero one, sequence numbering zero nine zero two, subsequence numbering zero zero one, contains record of transferred easement. ii) volume four hundred ninety, entry one seven six six two, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, contains record of: first degree mortgage bond payable to Corporación Pipasa S. A., in the amount of four hundred forty eight thousand nine hundred eighty five dollars, which will be paid on May thirty of two thousand one; other conditions are recorded in the mentioned entry; iii) volume four hundred ninety two, entry zero six two five three, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, contains record of second degree mortgage lien in the amount of one hundred dollars: mortgage creditor, Banco Crédito Agrícola de Cartago, initiating on June twenty six of two thousand one, lapsing on June twenty six of tho thousand six ; other conditions are recorded in the mentioned entry ; iv) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero eight, subsequence numbering zero zero one, contains record of Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen; v) volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero twenty five, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, file zero three – zero zero one five nine zero – six three eight CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen. vi) Volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero sixteen, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claim Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen, Simple proceeding by Citi Bank S.A., initiating on August of two thousand three, lapsing on August six of two thousand thirteen.

vii) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero eight, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven two thousand thirteen; viii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero zero eight, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven two thousand three, lapsing on August seven of two thousand thirteen; ix. Writ of attachment on volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero one, sequence numbering zero zero eight, subsequence numbering zero zero one; x. Writ of attachment, on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero two one, subsequence numbering zero zero one. THREE: Official folio REGISTRATION NUMBER ONE HUNDRED FORTY THOUSAND THREE HUNDRED FIFTY SIX – ZERO ZERO ZERO, agricultural land located at district two San José, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Public street with eight meters forty five centimeters and another; South, Tobías Hidalgo one hundred ten meters forty three centimeters; East, Edwin Víquez with two hundred eighty eight meters and sixty five centimeters; and West, Edwin Víquez with eighty seven meters fifty two centimeters. It measures twenty two thousand seven hundred seventy four meters and sixty square decimeters. Plat number A-zero four two one seven five six – one nine eight one. Fiscal Value twenty one million six hundred forty eight thousand seven colones. Annotations: NONE. Liens: i) volume four hundred ninety, entry one seven six six two, consecutive numbering zero one, sequence numbering zero zero two, subsequence numbering zero zero one, contains record of first degree mortgage bond in favor of Corporación Pipasa S. A., in the amount of five hundred fifty seven thousand one hundred fourteen dollars, which shall be paid on May thirty of two thousand one; other conditions are recorded in the mentioned entry; ii) volume four hundred ninety two, entry zero six two five three, consecutive numbering zero one, sequence numbering zero zero one, contains record of second mortgage lien in the amount of one hundred dollars, mortgage creditor, Banco Credito Agrícola de Cartago, initiating on June twenty six of two thousand, lapsing on june twenty six of two thousand six; other conditions are recorded in the mentioned entry; iii) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero ten, subsequence numbering zero zero one, contains record of Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen; iv) volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero twenty five, subsequence numbering zero zero one, contains Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight –CI, initiating on August six of two thousand three, lapsing on August six of two thousand thirteen; v) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero eighteen, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen; Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vi) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero ten, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; vii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero ten, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven two thousand thirteen; viii. Writ of attachment on volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero one, sequence numbering zero zero ten, subsequence numbering zero zero one; ix. Writ of attachment, on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero four four, subsequence numbering zero zero one. FOUR: Official folio REGISTRATION NUMBER ONE HUNDRED SIX THOUSAND FIVE HUNDRED EIGHTY SIX-ZERO ZERO ZERO which is a land for an industrial plant office, commissary, warehouse and workshop, located at district eight San Rafael, canton one Alajuela, Province of Alajuela, with the folowing boundaries: North, Public Street Olga Klever and Rafael H.; South, Public street and Bernardo Sandoval, East, Public street; West, Rafael Herrera Arguedas. It measures twelve thousand one hundred thirty meters and sixty eight square decimeters. Plat number: A-seven six eight nine five zero – eight eight. Fiscal value, two hundred sixty six million one hundred twenty seven thousand two hundred two colones. Annotations: NONE. Liens i) volume four hundred forty, entry one zero nine six nine, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, contains record of first degree mortgage bond in favor of Corporación Pipasa S. A., in the amount of four hundred thousand dollars, which shall be paid on March twenty two of nineteen ninety seven; other conditions are recorded in the mentioned entry; ii) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero, sequence numbering zero zero zero five, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, simple proceeding zero three – zero zero one zero seven seven – five zero four –CI, initiating on August five of two thousand three, lapsing on August five of two thousand thirteen; iii)volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero two two, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight, CI, initiating on August six of two thousand three, lapsing on August six of two thousand thirteen; iv) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero thirteen, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight-CI-thirteen, simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of two thousand thirteen; v) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero five, subsequence numbering zero zero one, contains record of Writ of attachment, Civio Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; vi) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero zero five, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven two thousand three, lapsing on August seven of two thousand thirteen; vii. Writ of attachment record on volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero five, subsequence numbering; viii. Ordinary lawsuit on volume five hundred twenty three, entry four thousand one hundred thirty five, consecutive numbering zero zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one; ix. Writ of attachment record on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero one nine, subsequence numbering zero zero one. FIVE. Official folio REGISTRATION NUMBER ONE HUNDRED FOUR THOUSAND FOUR HUNDRED THIRTY EIGHT – ZERO ZERO ZERO, land for bird exploitation, once sheds, two houses and a warehouse, located at district eleven, Turrúcares, canton one, Alajuela, Province of Alajuela Alajuela, with the following boundaries: North: Public street, and no street Solón Lizano; South, José Antonio Pinto López and other; East, Solón Lizano and Otoniel Campos; West, Gonzalo Chaves Castillo. It measures one hundred thirteen thousand three hundred fifty six meters and thirty six square decimeters. Plat number: A-three three six two eight three – seven nine. Fiscal Value, eighty two million thirty one thousand two hundred sixty seven colones. Annotations: None. Liens: i) volume three hundred seventy, entry zero eight three three three, consecutive numbering zero zero one, sequence numbering zero zero one, subsequence zero zero one, contains record of first degree mortgage bond in the amount of sixty five million colones, which shall be paid on February eight of nineteen eighty nine, lapsing interrupted on October twenty nine of nineteen ninety eight; other conditions are recorded in the mentioned entry; ii) on volume four hundred eighteen, entry one zero five eight, consecutive numbering zero zero one, sequence numbering zero zero one, subsequence numbering zero zero one, contains record of segond degree mortgage bond in favor of Corporación Pipasa, S. A. In the amount of one hundred million colones, which shall be paid on February twenty seven of nineteen ninety five; other conditions are recorded in the mentioned entry; iii) volume four hundred twenty three, entry one three five zero two, consecutive numbering zero zero one, sequence numbering zero zero one, subsequence numbering zero zero one, contains third degree mortgage bond in favor of Corporación Pipasa, S. A. In the amount of six hundred thousand dollars, which shall be paid on August eighteen of nineteen ninety five; iv) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero four, subsequence numbering zero zero one, contains record of Writ of attachment, initiating on August five of two thousand three, lapsing on August five of two thousand thirteen, Civil Judge of Heredia, Simple proceeding zero three – zero zero ten seven seven – five zero four-CI. v) volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero twenty one, subsequence numbering zero zero one, contains record of Writ of attachment, in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight –CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vi) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero twelve, subsequence numbering zero zero one, contains record of writ of attachment, Civil Major Claims Court of Alajuela, record zero zero one five eight nine – six three eight –CI-thirteen, Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vii) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero four, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one zero one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; viii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero zero four, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; ix. i) Writ of attachment recorded in volume five hundred twenty three, entry zero four thousand thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero four, subsequence numbering zero zero one; and volume five hundred twenty three, entry seven thousand nine hundred one, concecutive numbering zero zero one, sequence numbering zero zero one eight, subsequence numbering zero zero one eight. SIX. Official folio REGISTRATION NUMBER ELEVEN THOUSAND FORTY THREE-ZERO ZERO ZERO, land intended for annual crops, eight shed house, located at district zero eight, San Rafael, canton one, Alajuela, with the following boundaries: North, Public street Misael Venegas, South, José Antonio Rodríguez González, East, José Antonio Rodríguez González, and West, Fabio Aguilar Ramírez. It measures nineteen thousand two hundred nineteen meters and twelve square decimeters. Plat number: A-six four eight nine nine zero – eight six. Fiscal Value, fifty five million six hundred sixteen thousand five hundred eighteen colones. Annotations: None; Liens: i) volume three hundred forty nine, entry zero seven one nine zero, consecutive numbering zero one, sequence numbering zero nine zero zero, subsequence numbering zero zero one, contains record of serving easement; ii) volume three hundred fifty nine, entry zero three six four zero, consecutive numbering zero one, sequence numbering zero zero zero three, subsequence numbering zero zero one, contains record of first degree mortgage bond in favor of Corporación Pipasa, S. A., in the amount of fifteen million colones, which shall be paid on May thirty of nineteen eighty seven, lapsing interrupted on May twenty six of nineteen ninety seven; iii) volume four hundred thirty four, entry zero nine nine four eight, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, contains record of second degree mortgage bond in favor of Corporación Pipasa, S. A, in the amount of fifteen million colones, which shall be paid on May thirty first of nineteen ninety six; iii) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, contains record of Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen, Civil Judge of Heredia, Simple proceeding zero three zero zero one zero seven – five zero four-CI; iv) volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero one eight, subsequence numbering zero zero one, contains Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight –CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; v) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero zero nine, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen, simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vi) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; vii) volume five hundred twenty two, entries one three two seven zero, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, contains record of Writ of attachment, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen, Civil Court of Heredia, record number zero three zero zero one zero seven eight – zero five zero four –CI; viii) volume five hundred twenty two, entry one three two seven one, consecutive numbering zero one, sequence numbering zero zero one, subsequence numbering zero zero one, contains record of levies of attachment; initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen, Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; ix. Writ of attachment record in volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one; x. Writ of attachment in volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence zero zero one seven, subsequence numbering zero zero one. SEVEN. Official folio REGISTRATION NUMBER ONE HUNDRED SIXTY TWO TWO HUNDRED SEVENTY FOUR – ZERO ZERO ZERO, land with two buildings, located at district zero eight, San Rafael, canton one, Alajuela, Province of Alajuela, with the following boundaries, North: Public street with one hundred twenty nine meters, eighty six centimeters; South, Instituto Costarricense Puertos al Pacifico, East, José Manuel Rodríguez Campos, and West, Rubén Venegas Castillo. It measures fifteen thousand two hundred eighty five meters and fifty four square decimeters. Plat number: A-zero six one seven five six five – one nine eight six. Fiscal Value forty one million one hundred ninety five thousand five hundred thirty five colones. Annotations: None. Liens i) volume three hundred fifty nine, entry one four five eight two, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, contains record of first degree mortgage bond, in the amount of twenty three million five hundred thousand colones, which will be paid on May twenty seven of nineteen ninety seven, lapsing interrupted on April twenty eight of nineteen ninety seven; ii) volume four hundred twenty two, entry one three four four four, consecutive numbering zero one, sequence numbering zero zero two, subsequence numbering zero zero one, contains record of third degree mortgage bond in favor of Corporación Pipasa, S. A., in the amount of ten million colones, which shall be paid on August first of nineteen ninety five; iii) volume five hundred eight, entry zero nine seven one six, consecutive numbering zero one, sequence numbering zero zero two, subsequence numbering zero zero one, contains record of fourth degree mortgage bond in favor of Corporación Pipasa, S. A., in the amount of fifteen million colones, which shall be paid on August sixteen of two thousand two; iv) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero one one, subsequence numbering zero zero one, contains Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen; v) volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero two eight, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight –CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vi) volume five hundred twenty two, entry eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero one nine, subsequence numbering zero zero one, contains Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen. Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vii) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero one one, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen; viii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero one one, subsequence numbering zero zero one, contains Writ of attachment, Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven two thousand three, lapsing on August seven of two thousand thirteen. ix. Writ of attachment in volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero zero one, sequence numbering zero zero one one, subsequence numbering zero zero one; x. Writ of attachment in volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence zero zero two three, subsequence numbering zero zero one EIGHT. Official folio REGISTRATION NUMBER ONE HUNDRED NINE THOUSAND NINETY FIVE – ZERO ZERO ZERO, land with a house, four sheds, cafeteria, located at district twelve, Tambor, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Felisa Ugalde, Antonio Villalobos; South: Genoveva Vargas, Teodora Picado, East: Sucesión de María Vargas; West, Private street. It measures nineteen seventy one meters and seventy nine square decimeters. Plat number A-zero zero one zero two two zero – one nine seven zero. Fiscal Value ten million eighty two thousand five hundred seventy two colones. Annotations: NONE. Liens: i) volume three hundred seventy five, entry: zero five five three two, consecutive numbering zero one, sequence numbering: zero zero zero two, subsequence numbering zero zero one, contains record of second degree mortgage lien in the amount of two million seven hundred sixteen thousand seven hundred fourteen colones and eighty cents, creditor, Banco de Costa Rica, initiating on October four nineteen eighty nine, lapsing on October four nineteen ninety four; other conditions are recorded in the mentioned entry iii) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering, zero one, sequence numbering zero zero zero six, subsequence numbering zero zero one, contains Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen, Civil Judge of Heredia, Simple proceeding zero three - zero zero ten seven seven – five zero four –CI; iv) volume, five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one sequence numbering zero zero two three, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight –CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; v) volume five hundred twenty two, entry, eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero one four, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen, Simple proceeding by Citi Bank S.A., initiated on August six of two thousand three, lapsing on August six of the year two thousand thirteen; vi) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero six, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. vii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero zero six, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia,

Simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. viii. Writ of Attachment volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero six, subsequence numbering zero zero one. ix. Writ of attachment recorded in volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero two zero, subsequence numbering zero zero one. NINE. Official folio REGISTRATION NUMBER ONE HUNDRED THIRTY ONE THOUSAND THREE HUNDRED TWENTY SEVEN – ZERO ZERO ZERO, agricultural with four sheds, one house, one tank, located at district twelve, Tambor, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Ismael Sánchez Lobo, South: Sucesores de Rafael Benavides, East: Jesús Vargas, German Valverde and West: Road to Cacao. It measures twenty four thousand one hundred fifty seven meters and sixty nine square decimeters. Plat number A- four two one seven five five – eight one. Fiscal Value thirty nine million nine hundred thirty nine thousand eight hundred seventy four colones. Annotations: NONE. Liens:: i) volume three hundred seventy five, entry zero five five three two, consecutive numbering zero one, sequence numbering: zero zero one, subsequence numbering zero zero one, contains record of second degree mortgage lien, in the amount of nine million two hundred sixty two thousand one hundred ninety colones and forty cents, creditor, Banco de Costa Rica, initiating on October four of nineteen eighty nine, lapsing on October four of nineteen ninety four ;iiii) volume five hundred twenty two, entry zero nine six six nine, consecutive numbering, zero one, sequence numbering zero zero zero nine, subsequence numbering zero zero one, contains record of Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen. iv: volume five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero twenty six, subsequence numbering zero zero two six, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight, CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen v) volume five hundred twenty two, entry, eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero one seven, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen, Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen, vi) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero nine, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Court of Heredia, record zero three – zero zero one zero one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. vii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero zero nine, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Judge of Heredia, Simple proceeding number zero three – zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. viii. Writ of attachment on volume five hundred twenty three, entry zero four thousand one hundred thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero nine, subsequence numbering zero zero one; ix. Writ of attachment on volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero two two, subsequence numbering zero zero one. TEN. Official folio REGISTRATION NUMBER ONE HUNDRED SEVENTY NINE THOUSAND FOUR HUNDRED FORTY SEVEN – ZERO ZERO ZERO, agricultural land, located at district zero eight, San Rafael, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Sucesión de Albino Arias Alvares; South: Lindor, Alvaro, Gilbert Castillo Venegas, East: Rafael Sandoval González and West, public street. It measures five thousand five hundred eighty six meters and nine square decimeters. Plat number A-three three six zero zero seven – seven nine. Fiscal Value two million one hundred fifty two thousand five hundred sixty two colones. Liens: i) volume three hundred seventeen,: one four eight five zero, consecutive numbering zero one, sequence numbering: zero nine zero two, subsequence numbering zero zero one, contains record of transferred easement; ii) volume four hundred forty three, entry: zero six eight seven six, consecutive numbering zero one, sequence numbering: zero zero zero three, subsequence numbering zero zero one, contains record of first degree mortgage bond in favor of Banco Internacional de Costa Rica, S.A, in the amount of fifteen million colones which will be paid on June thirty of nineteen ninety seven; iii) volume: five hundred twenty two, entry zero nine six six nine, consecutive numbering, zero one, sequence numbering zero zero one four, subsequence numbering zero zero one, contains record of Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen. iv) volume: five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero seven two, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of alajuela, record zero three, zero zero one five nine zero – six three eight CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen v) volume: five hundred twenty two, entry, eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero two two, subsequence numbering zero zero one, contains record of Writ of attachment, Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight one – six three eight –CI-thirteen, Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen, vi) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero one four, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Court of Heredia, record zero three – zero zero one one seven eight – zero five zero four –CI, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. vii) volume five hundred twenty two, entries thirteen thousand two hundred seventy one, consecutive numbering zero one, sequence numbering zero zero one four, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Court of Heredia, simple proceeding number zero three

– zero zero one one three seven – zero five zero four –CI, Citi Bank versus Corporación Pipasa, and Calixto Chaves, initiating on August seven of two thousand three, lapsing on August seven of two thousand thirteen. viii) volume five hundred twenty three, entry four thousand thirty two, consecutive numbering zero one, sequence numbering zero zero fourteen, subsequence numbering zero zero one, contains record of Writ of attachment. Ix) volume five hundred twenty three, entry seven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero four two, subsequence numbering zero zero one, contains record of Writ of attachment. ELEVEN. Official folio REGISTRATION NUMBER SEVENTY THREE THOUSAND SIX HUNDRED FORTY FOUR – ZERO ZERO ZERO, land with production plant administrative office and house, located at district thirteen, Garita, canton one, Alajuela, Province of Alajuela, with the following boundaries: Northeast, Godofredo Chaves; Northwest: Quebrada Limón, Southeast: Corporación As de Oros S, A, and Southwest: Public street and Corporación As de Oros, S. A. It measures one hundred two thousand six hundred thirty two meters and nine square decimeters. Plat number A-zero three eight five five one nine – one nine eight zero. Fiscal value: six million fifty eight thousand eight hundred colones. Annotations: NONE. Liens: i) volume three hundred twenty four, entry: zero six five six three, consecutive numbering zero one, sequence numbering: zero zero zero one, subsequence numbering zero zero one, contains record of transferred easement, ii) volume three hundred seventy seven, entry zero zero three four seven, consecutive numbering zero one, sequence numbering: zero nine zero two, subsequence numbering zero zero one, contains record of transferred easement; iii) volume three eighty five, entry zero one six four four, consecutive numbering zero one, sequence numbering: zero zero zero one, subsequence numbering zero zero one, contains record of first degree mortgage bond in the amount of six million colones, which shall be paid on February fifteen of nineteen ninety one, lapsing interrupted on July thirty of nineteen ninety six; iv) volume three hundred ninety six, entry zero eight one six zero, consecutive numbering zero one, sequence numbering: zero zero one, subsequence numbering zero zero one, contains record of second degree mortgage bond in the amount of seventeen million colones, which shall be paid on August twenty four of nineteen ninety two, lapsing interrupted on July thirty of nineteen ninety six; v) volume three hundred ninety nine, entry one five four eight six, consecutive numbering zero one, sequence numbering: zero zero zero one, subsequence numbering zero zero one, contains record of third degree mortgage bond in the amount of ten million colones, which shall be paid on January sixteen of nineteen ninety three, lapsing interrupted on July thirty of nineteen ninety six; vi) volume four hundred ten, entry one three five four zero, consecutive numbering zero one, sequence numbering: zero zero zero one, subsequence numbering zero zero one, contains record of fourth degree of mortgage bond in favor of Ganaderia As de Oros S.A. in the amount of twelve million colones, which shall be paid on March twenty five of nineteen ninety four, lapsing interrupted on July thirty of nineteen ninety six; vii) volume four hundred thirty two, entry one nine zero one seven, consecutive numbering zero one, sequence numbering: zero zero zero one, subsequence numbering zero zero one, contains record of fifth degree mortgage lien in the amount of one hundred thirty two million colones, creditor: Banco Nacional de Costa Rica, initiating on July twenty seven of nineteen ninety six, lapsing on July twenty six of two thousand four; viii) volume: Five hundred twenty two, entry zero nine six six nine, consecutive numbering, zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, contains record of Writ of attachment initiating on August five of two thousand three, lapsing on August five of two thousand thirteen, Civil Judge of Heredia, Simple proceeding zero three – zero zero ten seven seven – five zero four –CI; ix) volume: five hundred twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero one nine, subsequence numbering zero zero one, contains record of Writ of attachment in the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents, Civil and Agrarian Court of Alajuela, record zero three – zero zero one five nine zero – six three eight CI, initiating on August six of two thousand three, lapsing on August six of the year two thousand thirteen; x) volume: five hundred twenty two, entry, eleven thousand nine hundred one, consecutive numbering zero one, sequence numbering zero zero one zero, subsequence numbering zero zero one, contains record of Writ of attachment. Civil Major Claims Court of Alajuela, record zero three – zero zero one five eight nine – six three eight –CI-thirteen. Simple proceeding by Citi Bank S.A., initiating on August six of two thousand three, lapsing on August six of two thousand thirteen; xi) volume five hundred twenty two, entry thirteen thousand two hundred seventy, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, contains record of writ of attachment.

Civil Court of Heredia, file zero three – zero zero one one seven eight.- zero five zero four –CI, beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. xii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence zero zero zero two, subsequence zero zero one, Writ of attachment is on record. Civil Judge of Heredia, Single Writ of Execution number zero three – zero zero one one three seven – zero five zero four – CI. Citi Bank versus Corporación Pipasa, and Calixto Chaves, beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. xiii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one. xiv. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four zero, subsequence numbering zero zero one TWELVE. Official Folio REGISTRATION NUMBER TWO HUNDRED THIRTEEN THOUSAND SIX HUNDRED AND THIRTY FOUR-ZERO ZERO ZERO, corresponding to a patio with house, located in district thirteen, Garita, cantón one, Alajuela, Province of Alajuela, it is adjacent to the North with Miguel Alfaro and Quebrada la Mina; to the South with Otoniel Aguilar; to the East with Otoniel Aguilar; and to the West with public street on nineteen meters with eighty four centimeters. It has three hundred and thirty nine meters with seventy four square centimeters. Plat number: A-zero five three two nine five eight –one nine eight four. Fiscal Value: four hundred sixty six thousand colones. Notes: None. Lien: i) on book three hundred and fifty one, entry: one seven zero seven three, consecutive numbering zero one, sequence numbering zero nine zero zero, subsequence numbering zero zero one, reservations and restrictions are on record. ii) book: five hundred and twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero sixteen, subsequence numbering zero zero one, Writ of attachment beginning on the fifth of August of the year two thousand three and expiring on the fifth of August of the year two thousand thirteen. iv) book: five hundred and twenty two, entry one one eight nine nine, consecutive numbering zero one sequence numbering zero zero three two, subsequence numbering zero zero one, Writ of attachment for an amount of six hundred forty six thousand eight hundred and seventy four dollars with seven cents is on record, Court on Agrarian and Civil Matters of Alajuela, file zero three – zero zero one five nine zero – six three eight. CI, beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen. v) Book: five hundred and twenty two, entry, eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two four, sequence zero zero one, Writ of attachment is on record. Civil Court on Large Claims of Alajuela, file zero three – zero zero five eight nine – six three eight -CI-thirteen. Single writ of execution of Citi Bank S.A., beginning on the sixth of August of the year two thousand three and expiring on the sixth of August the year two thousand thirteen. vi) on book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero one six, subsequence numbering zero zero one, Writ of attachment is on record.Civil Court of Heredia, file zero three – zero zero one one seven eight.- zero five zero four – CI beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. vii) on book five hundred and twenty two, entries thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero one six, subsequence numbering zero zero one, Writ of attachment is on record. Judge in Civil Matters of Heredia, Single Writ of Execution number zero three – zero zero one one three seven – zero five zero four – CI. Citi Bank versus Corporación Pipasa, and Calixto Chaves, beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. viii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero one six, subsequence numbering zero zero one. ix. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero zero six, subsequence numbering zero zero one. THIRTEEN. Official folio REGISTRATION NUMBER ONE HUNDRED SIXTY NINE THOUSAND NINE HUNDRED AND EIGHTEEN-ZERO ZERO ZERO, corresponding to a piece of land with one house and four henhouses, located on district zero five, Guácima, cantón one, Alajuela, Province of Alajuela, is adjacent: to the North with Hernán Solórzano and the cemetery; to the South with Arias Castillo, S.A.; to the East with road and cemetery; and to the West with Santiago Salas Vargas. It has nineteen thousand one hundred and six square meters with thirty five square decimeters. Plat number: A-six nine nine four three one – zero one. Fiscal Value: thirteen million nine hundred and ninety thousand three hundred and eighty eight colones. Notes: NONE. Liens: i) on book three hundred and nine, entry: one zero eight four six, consecutive numbering zero one, sequence numbering: zero nine zero one, subsequence numbering zero zero one, transferred easement is on record, ii) book: three hundred and thirty nine, entry: zero two nine seven five, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, first mortgage lien for an amount of five million colones, beginning on the first of September of the year one thousand nine hundred and eighty three and expiring on the first of September of the year one thousand nine hundred and ninety three is on record. iii) book: five hundred and twenty two, entry one one eight nine nine, consecutive numbering zero one sequence numbering zero zero two nine, subsequence numbering zero zero one, Writ of attachment for an amount of six hundred and forty six thousand eight hundred and seventy four dollars with seven cents is on record. Court on Agrarian and Civil Matters of Alajuela, file zero three – zero zero one five nine zero – six three eight. CI, beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen. iv) book: five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two zero, subsequence numbering zero zero one, Writ of attachment is on record. Civil Major Claims Court of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen. Single writ of execution of Citi Bank S.A., beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen. v. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero twelve, subsequence numbering zero zero one. vi. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two four, subsequence numbering zero zero one FOURTEEN. Official Folio REGISTRATION NUMBER THREE HUNDRED AND SIXTY EIGHT THOUSAND FIVE HUNDRED AND SIXTY TWO-ZERO ZERO ZERO, corresponding to a piece of land for agriculture and grazing, located on district zero eight, San Rafael, cantón one, Alajuela, Province of Alajuela, is adjacent: to the North with Corporación Pipasa, S. A.; to the South with Río Bermúdez; to the East with Alcides, Mauro, Judit and Flor Sandobal Meléndez; and to the West in part with Emérita and Margarita Sandoval Fernández. It has thirteen thousand seven hundred and fifty nine square meters with sixty square decimeters. Plat number: A-zero six five six eight seven six – two thousand. Fiscal Value thirty seven million five hundred and twenty two thousand nine hundred and seventy nine colones with fifty eight cents. Notes: None. Liens: I) on book four hundred and eighty four, entry: zero eight five one two, consecutive numbering zero one, sequence numbering: zero zero zero five, subsequence numbering zero zero one, the validation term according to the Law on allocation of rights (Ley de localización de derechos) is on record, beginning on the seventeenth of September of the year two thousand one and expiring on the seventeenth of September of the year two thousand eleven. ii) book: five hundred and twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero two three, subsequence numbering zero zero one, Writ of attachment beginning on the fifth of August of the year two thousand three and expiring on the fifth of August of the year two thousand thirteen. iii) book: five hundred and twenty two, entry one one eight nine nine, consecutive numbering zero one sequence numbering zero zero three nine, subsequence numbering zero zero one, Writ of attachment for an amount of six hundred and forty six thousand eight hundred and seventy four dollars with seven cents is on record, Court on Agrarian and Civil Matters of Alajuela, file zero three – zero zero one five nine zero – six three eight. CI, beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen. iv) book: five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero eight zero, subsequence numbering zero zero one, Writ of Attachment is on record. Civil Major Claims Court of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen. Single writ of execution of Citi Bank S.A., beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen, v) on book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero two three, subsequence numbering zero zero one, Writ of attachment is on record. Civil Court of Heredia, file zero three – zero zero one one seven eight.- zero five zero four – CI beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. vi) on book five hundred and twenty two, entries thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero two three, subsequence numbering zero zero one, Writ of attachment is on record. Judge on Civil Matters of Heredia, Simple Proceeding number zero three – zero zero one one three seven – zero five zero four – CI. Citi Bank versus Corporación Pipasa, and Calixto Chaves, beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. vii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero two three, subsequence numbering zero zero one. viii. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four three, subsequence numbering zero zero one FIFTEEN. Official Folio REGISTRATION NUMBER ONE HUNDRED AND TWENTY THREE THOUSAND ONE HUNDRED AND NINETY EIGHT-ZERO ZERO ZERO, corresponding to a piece of land for agriculture and pasture, located on district zero eight, San Rafael, cantón one, Alajuela, Province of Alajuela, is adjacent: to the North with public street San Antonio de Belén a la Guácima; to the South with Emérita Sandoval Fernández; to the East in part with Rafaela Herrera Arguedas, in part with industrial facilities of Procesadora de Aves S.A., and in part with Alcides, Mauro, Judit and Flor Sandoval Meléndez, and to the West in part with Ana and Rosario Chaves Vargas and in part with Emérita and Margarita Sandoval Fernández. It has twenty six thousand and eight hundred and forty square meters. Plat number: A-zero six four eight one two nine –two thousand. Fiscal Value: seventy three million one hundred and ninety three thousand seven hundred and fifty three colones with sixty cents. Notes: None. Liens: i) on book four hundred and eighty, entry: one four seven nine nine, consecutive numbering zero one, sequence numbering: zero zero zero five, subsequence numbering zero zero one, validation term (rectification of proceeding) is on record, beginning on the twelfth of October of the year two thousand and expiring on the twelfth of October of the year two thousand three iii) book: five hundred and twenty two, entry zero nine six six nine, consecutive numbering zero one, sequences numbering zero zero zero seven, subsequence numbering zero zero one, Writ of Attachment beginning on the fifth of August of the year two thousand three and expiring on the fifth of August of the year two thousand thirteen, Civil Judge of Heredia, Simple Proceeding zero three – zero zero ten seven seven – five zero four – CI. iv) book: five hundred and twenty two, entry one one eight nine nine, consecutive numbering zero one, sequence numbering zero zero two four, subsequence numbering zero zero one, Writ of Attachment for an amount of six hundred and forty six thousand eight hundred and seventy four dollars with seven cents is on record, Court on Agrarian and Civil Matters of Alajuela, file zero three – zero zero one five nine zero – six three eight. CI, beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen. v) Book: five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero one five, subsequence numbering zero zero one, Writ of Attachment is on record. Civil Court of Large Claims of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen. Simple Proceeding of Citi Bank S.A., beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen, vi) on book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero zero seven, subsequence numbering zero zero one, Writ of Attachment is on record. Civil Court of Heredia, file zero three – zero zero one one seven eight.- zero five zero four – CI beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. vii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy- one, consecutive numbering zero one, sequence numbering zero zero zero seven, subsequence numbering zero zero one, Writ of Attachment is on record. Judge on Civil Matters of Heredia, Simple Proceeding number zero three – zero zero one one three seven – zero five zero four – CI. Citi Bank versus Corporación Pipasa, and Calixto Chaves, beginning on the seventh of August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. viii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero zero seven, subsequence numbering zero zero one. ix. Writ of Attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four one, subsequence numbering zero zero one SIXTEEN. Official Folio REGISTRATION NUMBER TWO HUNDRED FORTY TWO THOUSAND TWO HUNDRED AND NINETEEN-ZERO ZERO ZERO, corresponding to a piece of land for industrial use, located on district zero eight, San Rafael, cantón one, Alajuela, Province of Alajuela, is adjacent: to the North with Acequia and other; to the South with Alvaro Castillo Venegas; to the East with Jesús Zumbado González; and to the West with public street on seventy five meters with ninety five centimeters. It has four thousand six hundred and one square meters with forty eight square decimeters. Plat number: A-zero seven one four four nine four – one nine eight seven. Fiscal Value: twenty three million colones. Liens: i) on book three hundred and seventy three, entry: zero one one six seven, consecutive numbering zero one, sequence numbering: zero nine zero zero, subsequence numbering zero zero one, transferred easement is on record, ii) book: five hundred and twenty two, entry one one eight nine nine, consecutive numbering zero one sequence numbering zero zero three three, subsequence numbering zero zero one, Writ of Attachment for an amount of six hundred and forty six thousand eight hundred and seventy four dollars with seven cents is on record, Court on Agrarian and Civil Matters of Alajuela, file zero three – zero zero one five nine zero – six three eight. CI, beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen iii) book: five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero twenty five, subsequence numbering zero zero one, Writ of Attachment is on record. Civil Major Claims Court of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen. Single writ of execution of Citi Bank S.A., beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen. vi. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero zero seven, subsequence numbering zero zero one. SEVENTEEN: Farm Registration, Official Folio Number ONE HUNDRED AND SEVENTY FIVE THOUSAND AND TEN-ZERO ZERO ZERO. Nature: with five halls, one business space and three houses, located in District Eighth, San Rafael, First Cantón, Alajuela, Province of Alajuela. It is adjacent to the North with Río Segundo; to the South with road to Guacima on one hundred and nine meters with nineteen centimeters; to the East with El Fortín S.A. y Río Segundo; and to the West with Mirta Guillén y Humberto Villalobos. It has twenty six thousand six hundred and forty four square meters with thirty four square decimeters. Plat: A-two hundred ninety thousand nine hundred and three - year one thousand nine hundred and seventy-seven. Fiscal Value: twenty four million two hundred and eighty two thousand four hundred and eighty-nine colones. Notes regarding the farm: None. Lien: As follows: i Conditions- easement: reference: two thousand six hundred and seventeen-three hundred and twenty one-zero zero one. Quotes: book: three hundred and fourteen, entry: zero five thousand and twenty five, consecutive numbering zero one, sequence numbering zero nine hundred and one, subsequence numbering zero zero one. ii Mortgage Bond, on book four hundred and ninety, entry seventeen thousand six hundred and sixty-two, consecutive numbering zero one, sequence numbering zero zero zero three, subsequence numbering zero zero one, for an amount of nine hundred and fifteen thousand five hundred and sixteen dollars. iii. Mortgage on book four hundred and ninety-two, entry zero six thousand two hundred and fifty three, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one. iv. book: five hundred and twenty two, entry zero nine six six nine, consecutive numbering zero one, sequence numbering zero zero three one, subsequence numbering zero zero one, Writ of Attachment beginning on the fifth of August of the year two thousand three and expiring on the fifth of August of the year two thousand thirteen. v. book: five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two one, subsequence numbering zero zero one, Writ of Attachment is on record. Civil Major Claims Court of Alajuela, file zero three – zero zero one five eight nine – six three eight – CI-thirteen. Single writ of execution of CitiBank S.A., beginning on the sixth of August of the year two thousand three and expiring on the sixth of August of the year two thousand thirteen, vi) on book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero one three, subsequence numbering zero zero one, Writ of attachment is on record. Civil Court of Heredia, file zero three – zero zero one one seven eight.- zero five zero four – CI, beginning on the seventh August of the year two thousand three and expiring on the seventh of August of the year two thousand thirteen. vii. Levied: quotes: on book five hundred and twenty two, entry: thirteen thousand two hundred and seventy one -zero one-zero zero zero four-zero zero one. Beginning: on the seventh of August of the year two thousand three, expiring: on the seventh of August of the year two thousand thirteen. Partial Payments: No. Others: Simple Proceeding zero three-zero zero-one thousand one hundred and thirty seven -zero five hundred and four- CI, Civil Court of Heredia, Citibank versus Corporación Pipasa and Calixto Chaves, affecting the farm: two-one hundred and seventy five thousand and ten-zero zero zero. Lien’s Entries: None. viii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero one three, subsequence numbering zero zero one. ix. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two five, subsequence numbering zero zero one EIGHTEEN. Farm registered under Registration Number TWO HUNDRED FORTY THREE THOUSAND NINE HUNDRED AND SIXTY NINE -ZERO ZERO ZERO. Nature: For building, with facilities, located in District Eighth, San Rafael, First Cantón Alajuela, Province of Alajuela. It is adjacent to the North with industrial facilities of Planta Industrial Procesadora de Aves S.A; to the South with public street and others; to the East with Jesús Zumbado; and to the West with public street and other. It has eleven thousand two hundred and five square meters with twenty five square decimeters. Fiscal Value: twenty nine million one hundred and nineteen thousand one hundred and eighty eight colones. Notes regarding the farm: None. Lien: As follows: I. Transferred easement: quotes: three hundred and seventy seven-zero five thousand one hundred and seventy-zero one-zero nine hundred and twenty-zero zero one. Affecting the farm: two-two hundred and forty three thousand nine hundred and sixty nine. Partial Payments: No. Lien Entries: No.- ii. Mortgage bonds: quotes: four hundred and forty-ten thousand nine hundred and sixty nine -zero one-zero zero zero one-zero zero one, amount: six hundred thousand dollars, interests: ten per cent annual. Shall be paid: on the twenty-second of March of the year one thousand nine hundred and ninety seven. Place of payment: San José, represented by: first mortgage bond, partial payments: no, in favor of Corporacion Pipasa S.A., legal registration number three-one hundred and one-zero twelve thousand nine hundred and thirty three, with a power of attorney to sign and withdraw granted to: Rafael Angel Morales Soto, identification card two-two hundred and sixty five -six hundred and sixty one. Lien’s Entries: None. iii. Levied: quotes: five hundred and twenty two -nine thousand six hundred and sixty nine -zero one-zero zero eighteen-zero zero one. Beginning: on the fifth of August of the year two thousand three, expiring: on the fifth of August of the year two thousand thirteen. Partial Payments: no, affecting the farm two-two hundred and forty three thousand nine hundred and sixty nine.- Lien’s entries: None.- iv. Levied: quotes: five hundred and twenty two -eleven thousand eight hundred and ninety nine -zero one-zero thirty four-zero zero one, amount: six hundred forty six thousand eight hundred and seventy four dollars with seven cents. Beginning: the sixth of August of the year two thousand three, expiring: the sixth of August of the year two thousand thirteen. Partial Payments: No. Others: Court on Agrarian and Civil Matters of Alajuela, file: zero three-zero zero one thousand five hundred and ninety-six hundred and thirty eight-ci. Affecting the farm: two-two hundred and forty three thousand nine hundred and sixty nine. Lien’s Entries: None. v. Levied: quotes: five hundred and twenty two -eleven thousand nine hundred and one-zero one-zero zero twenty six-zero zero one.

Beginning: the sixth of August of the year two thousand three, expiring: the sixth of August of the year two thousand thirteen. Partial Payments: No. Others: Civil Major Claims Court of Alajuela, file: zero three-zero zero one thousand five hundred and eighty nine -six hundred and thirty eight-ci.-thirteen, single writ of execution of Citibank S.A. Affecting the farm: two-two hundred and forty three thousand nine hundred and sixty nine. Lien ’s Entries: None. Affecting the farm: two-one hundred four thousand four hundred and thirty eight. Lien Entries: None.- vi. Levied: quotes: five hundred and twenty two -thirteen thousand two hundred and seventy-zero one-zero zero eighteen-zero zero one. Beginning: the seventh of August of the year two thousand three, expiring: the seventh of August of the year two thousand thirteen. Partial Payments: No. Civil Court of Cartago, file number zero three-zero zero one thousand one hundred and seventy eight -zero five hundred and four-ci.- vii. Levied: quotes: five hundred and twenty two -thirteen thousand two hundred and seventy one-zero one-zero one eighteen-zero zero one. Beginning: the seventh of August of the year two thousand three, expiring: the seventh of August of the year two thousand thirteen. Partial Payments: No. Others: single writ of execution zero three-zero zero one thousand one hundred and thirty seven -zero five hundred and four-ci, Civil Court of Heredia, Citibank versus Corporación Pipasa and Calixto Chaves: Lien’s Entries: None.- Affects the farm: two-two hundred and forty three thousand nine hundred and sixty nine. Lien Entries: None. viii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero one eight, subsequence numbering zero zero one. ix. Ordinary complaint on book five hundred and twenty three, entry four thousand one hundred and thirty five, consecutive numbering zero one, sequence numbering zero zero zero three, subsequence numbering zero zero one. x. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two six, subsequence numbering zero zero one. ADMINISTRATIVE AREA OF HEREDIA: ONE. REGISTRATION NUMBER SEVENTY THOUSAND TWO HUNDRED AND NINETYTHREE – ZERO ZERO ZERO, corresponding to a piece of land with coffee plantations, sugar cane plantations and pastures, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, is adjacent: to the North with public street on one hundred and ninety four meters with zero two centimeters; to the South with Hacienda Cafetalera San Pedro Sociedad Anónima on two hundred and four meters with forty eight centimeters; to the East with public street on one hundred and twenty one meters with seventy centimeters; to the West with Hacienda Cafetalera San Pedro Sociedad Anónima on ninety three meters with fifty five centimeters. A. It has twenty thousand three hundred and ninety seven square meters with sixty seven square decimeters. The plat is registered under number H-zero five zero one nine six three one thousand nine hundred and eighty three. Fiscal Value: twenty one million six hundred eighty one thousand three hundred and twenty colones. Notes: None. Lien: i) On Book two hundred and ninety three, entry one thousand seven hundred and forty three, consecutive numbering zero one, sequence numbering zero nine zero one, subsequence numbering zero zero one, corresponding to transferred easement. ii) On Book three hundred and seventy six, entry seventeen thousand four hundred and thirteen, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, corresponding to First Mortgage Bond for an amount of twenty million colones, payable on the twenty first of December of the year one thousand nine hundred and eighty nine, with adverse possession interrupted on the twenty ninth of October of the year one thousand nine hundred and ninety eight, along with other conditions stated in the abovementioned entry. iii) On Book: four hundred and forty three, entry: six thousand eight hundred and seventy six, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to Second Mortgage Bond in favor of Corporación Pipasa S.A., for an amount of fifteen million colones, payable on the thirtieth of June of the year one thousand nine hundred and ninety seven, along with other conditions stated in the abovementioned entry. iv) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three two, subsequence numbering: zero zero one, corresponding to Writ of attachment. v) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero one, sequence numbering zero zero four seven, subsequence numbering zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four seven, subsequence numbering zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three three, subsequence numbering zero zero one, corresponding to Writ of attachment. viii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three three, subsequence numbering zero zero one, corresponding to Writ of attachment. ix. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero three three, subsequence numbering zero zero one. x. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two eight, subsequence numbering zero zero one. TWO. Administrative Area of Heredia: REGISTRATION NUMBER SEVENTY THOUSAND TWO HUNDRED AND NINETY FIVE– ZERO ZERO ZERO, corresponding to a piece of land with coffee plantations, sugar cane plantations and pastures, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, is adjacent: to the North with Hacienda Cafetalera San Pedro S.A on one hundred and eighty nine meters; to the South with Hacienda Cafetalera San Pedro S.A on two hundred and three meters; to the East with public street on ninety four meters with sixteen centimeters; to the West with Hacienda Cafetalera San Pedro S.A on eighty one meters with forty four centimeters. It has seventeen thousand seven hundred and thirty nine square meters with seventy one square decimeters. The plat is registered under number H-zero five zero one nine six two-one thousand nine hundred and eighty three. Fiscal Value: seventeen million six hundred fifty six thousand seven hundred and five colones. Notes: None. Lien: i) On Book two hundred and ninety three, entry one thousand seven hundred and forty three, consecutive numbering zero one, sequence numbering zero nine zero four, subsequence numbering zero zero one, corresponding to transferred easement. ii) On Book three hundred and fifty four, entry fifteen thousand three hundred and eighty three, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to First Mortgage Bond for an amount of ten million colones. iii) On Book: three hundred and ninety five, entry: twelve thousand seven hundred and twenty six, consecutive numbering zero one, sequence numbering zero zero zero six, subsequence numbering zero zero one, corresponding to Second Mortgage Bond, for an amount of twelve million colones, payable on the third of July of the year one thousand nine hundred and ninety two, adverse possession interrupted on the twenty seventh of November of the year one thousand nine hundred and ninety eight, along with other conditions stated in the abovementioned entry. iv) On Book: four hundred and thirty four, entry: eighteen thousand four hundred and twenty six, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, corresponding to Third Mortgage Bond in favor of Corporación Pipasa S.A., for an amount of forty seven million colones, payable on the twentieth of September of the year one thousand nine hundred and ninety six, along with other conditions stated in the abovementioned entry. v) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three three, subsequence numbering: zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero one, sequence numbering zero zero four eight, subsequence numbering zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four eight, subsequence numbering zero zero one, corresponding to Writ of attachment. viii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three four, subsequence numbering zero zero one, corresponding to Writ of attachment. ix) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three four, subsequence numbering zero zero one. x. Writ of attachment, on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero three four, subsequence numbering zero zero one. xi. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero three one, subsequence numbering zero zero one THREE. Administrative area of Heredia: REGISTRATION NUMBER SEVENTY THOUSAND TWO HUNDRED AND NINETY SEVEN– ZERO ZERO ZERO, corresponding to a piece of land with coffee plantations, sugar cane plantations and pastures, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, is adjacent: to the North with Hacienda Cafetalera San Pedro S.A on one hundred and nine meters with seventy three centimeters; to the South with Hacienda Cafetalera San Pedro S.A on one hundred and eighteen meters with fifty centimeters; to the East with public street on one hundred and seventy six meters with sixty eight centimeters; to the West with Hacienda Cafetalera San Pedro S.A. on one hundred and seventy six meters with seventy eight centimeters. It has nineteen thousand and ninety six square meters with eighty three square decimeters. The plat is registered under number H-zero five zero two zero nine seven- one thousand nine hundred and eighty three. Fiscal Value: twenty one million two hundred twenty three thousand nine hundred and thirty five colones. Notes: None. Lien: i) On Book two hundred and ninety three, entry: one thousand seven hundred and forty three, consecutive numbering zero one, sequence numbering zero nine zero six, subsequence numbering zero zero one, corresponding to transferred easement. ii) On Book three hundred and fifty nine, entry seven thousand two hundred and fifty nine, consecutive numbering zero one, sequence numbering zero zero zero seven, subsequence numbering zero zero one, corresponding to Second Mortgage Bond for an amount of ten million colones, payable on the second third of July of the year one thousand nine hundred and ninety two, with adverse possession interrupted on the twenty sixth of May of the year one thousand nine hundred and ninety seven, along with other conditions stated in the abovementioned entry. iii) On Book: three hundred and ninety five, entry: twelve thousand seven hundred and twenty six, consecutive numbering zero one, sequence numbering zero zero zero eight, subsequence numbering zero zero one, corresponding to Third Mortgage Bond, for an amount of fifteen million colones, payable on the third of July of the year one thousand nine hundred and ninety two, adverse possession interrupted on the twenty seventh of November of the year one thousand nine hundred and ninety eight, along with other conditions stated in the abovementioned entry. iv) On Book: four hundred and thirty four, entry: eighteen thousand four hundred and twenty six, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to Fourth Mortgage Bond in favor of Corporación Pipasa S.A., for an amount of three million colones, payable on the twentieth of September of the year one thousand nine hundred and ninety six, along with other conditions stated in the abovementioned entry. v) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three four, subsequence numbering: zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero one, sequence numbering zero zero four nine, subsequence numbering zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four nine, subsequence numbering zero zero one, corresponding to Writ of attachment. viii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three five, subsequence numbering zero zero one, corresponding to Writ of attachment. ix) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three five, subsequence numbering zero zero one, corresponding to Writ of attachment. x. Writ of attachment, on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero three five, subsequence numbering zero zero one. xi. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero three two, subsequence numbering zero zero one. FOUR. Administrative Area of Heredia: REGISTRATION NUMBER FIFTY THREE THOUSAND EIGHT HUNDRED AND SIXTY SEVEN– ZERO ZERO ZERO, corresponding to a piece of land for poultry-breeding business with four halls and a house, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, is adjacent: to the North with José Joaquín Camacho

Víquez; to the South with José Joaquín Camacho Víquez and road; to the East with José Joaquín Camacho Víquez; to the West with José Joaquín Camacho Víquez. It has forty seven thousand one hundred and seventy five square meters with forty eight square decimeters. The plat is registered under number H-zero zero one nine eight two-one thousand nine hundred and seventy five. Fiscal Value: thirty seven million nineteen thousand nine hundred and sixteen colones. Notes: None. Lien: i) On Book three hundred and seventy six, entry one thousand five hundred and seventy nine, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to First Mortgage Bond, for an amount of six million colones, payable on the fifth of December of the year one thousand nine hundred and eighty nine, along with other conditions stated in the abovementioned entry. ii) On Book: three hundred and seventy eight, entry: thirteen thousand four hundred and ninety six, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, corresponding to Second Mortgage Bond, for an amount of four million colones, payable on the twenty ninth of March of the year one thousand nine hundred and ninety, along with other conditions stated in the abovementioned entry. iii) On Book: three hundred and seventy nine, entry: thirteen thousand eight hundred and one, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to Third Mortgage Bond, for an amount of one million five hundred thousand colones, payable on the twenty fifth of May of the year one thousand nine hundred and ninety, along with other conditions stated in the abovementioned entry. iv) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three one, subsequence numbering: zero zero one, corresponding to Writ of attachment. v) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four six, subsequence numbering zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three two, subsequence numbering zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three two, subsequence numbering zero zero one, corresponding to Writ of attachment. viii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero three two, subsequence numbering zero zero one. ix. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero two seven, subsequence numbering zero zero one FIVE. Administrative area of Heredia: REGISTRATION NUMBER SEVENTY SEVEN THOUSAND SEVEN HUNDRED AND SIXTEEN– ZERO ZERO ZERO, corresponding to a piece of land for poultry-breeding business and a building, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, is adjacent: to the North with Empolladora Belén S.A; to the South with Rodrigo Sanod and others; to the East with public street and others; to the West with Rodrigo Sanod in two parts. It has twenty nine thousand nine hundred and five square meters with sixty two square decimeters. The plat is registered under number H- six three four five zero three- two thousand. Fiscal Value: forty eight million four hundred and twenty one thousand six hundred and eighty colones. Notes: None. Lien: i) On Book three hundred and five, entry: sixteen thousand six hundred and thirty seven, consecutive numbering zero one, sequence numbering zero nine zero one, subsequence numbering zero zero one, corresponding to transferred easement. ii) On Book four hundred and eighty five, entry sixteen thousand and eighty eight, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, corresponding to First Mortgage Bond in favor of Banco Cuscatlán de Costa Rica S.A, for an amount of one hundred and seventy five thousand dollars, payable on the eighteen of January of the year two thousand one, along with other conditions stated in the abovementioned entry. iii) On Book four hundred and eighty five, entry sixteen thousand and eighty eight, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to Second Mortgage Bond in favor of Banco Cuscatlán de Costa Rica S.A, for an amount of thirty dollars payable on December eighteen of the year two thousand ten, along with other conditions stated in the abovementioned entry. iv) On book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three five, subsequence numbering: zero zero one, corresponding to Writ of attachment. v) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero one, sequence numbering zero zero five zero, subsequence numbering zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero five zero, subsequence numbering zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three six, subsequence numbering zero zero one, corresponding to Writ of attachment. viii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three six, subsequence numbering zero zero one. ix. Writ of attachment, on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero three six, subsequence numbering zero zero one. x. Writ of attachment on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero three three, subsequence numbering zero zero one. SIX. Administrative area of Heredia: REGISTRATION NUMBER ONE HUNDRED AND TEN THOUSAND SEVEN HUNDRED AND EIGHTY ONE– ZERO ZERO ZERO, corresponding to a piece of land for cultivation, with a building, box and others, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, is adjacent: to the North with Río Segundo; to the South with public street and other; to the East with Carlos Luis Chaves and other; to the West with Río Segundo, public street and others. It has seventy nine thousand six hundred and sixty two square meters with forty nine square decimeters. The plat is registered under number H-zero four five eight seven seven six two-one thousand nine hundred and eighty one. Fiscal Value: one hundred fifty one million six hundred two thousand one hundred and sixty two colones. Notes: None. Lien: i) On Book three hundred and fifty nine, entry three thousand six hundred and forty, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one, corresponding to First Mortgage Bond, for an amount of thirty million colones, payable on the thirtieth of May of the year one thousand nine hundred and eighty seven, adverse possession interrupted on the twenty eighth of April of the year one thousand nine hundred and ninety seven, along with other conditions stated in the abovementioned entry. ii) On Book three hundred and fifty nine, entry: three thousand six hundred and forty, consecutive numbering zero one, sequence numbering zero zero zero four, subsequence numbering zero zero one, corresponding to Second Mortgage Bond, for an amount of thirty million colones, payable on the thirtieth of May of the year one thousand nine hundred and eighty seven, adverse possession interrupted on the twenty eighth of April of the year one thousand nine hundred and ninety seven, along with other conditions stated in the abovementioned entry. iii) On Book four hundred and twenty two, entry thirteen thousand four hundred and forty four, consecutive numbering zero one, sequence zero zero zero one, subsequence numbering zero zero one, corresponding to Fifth Mortgage Bond, in favor of Corporación Pipasa S.A, for an amount of forty five million colones, payable on the first of August of the year one thousand nine hundred and ninety five, along with other conditions stated in the abovementioned entry.

iv) On Book five hundred and eight, entry nine thousand seven hundred and sixteen, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one corresponding to Sixth Mortgage Bond in favor of Corporación Pipasa S.A, for an amount of sixty million colones, payable on the sixteenth of August of the year two thousand two, along with other conditions stated in the abovementioned entry. v) On book five hundred and eight, entry nine thousand seven hundred and sixteen, consecutive numbering zero one, sequence numbering zero zero zero two, subsequence numbering zero zero one corresponding to Seventh Mortgage Bond in favor of Corporación Pipasa S.A, for an amount of nine million five hundred thousand colones, payable on the sixteenth of August of the year two thousand two, along with other conditions stated in the abovementioned entry. vi) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three six, subsequence numbering: zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero one, sequence numbering zero zero five one, subsequence numbering zero zero one, corresponding to Writ of attachment. viii) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero five one, subsequence numbering zero zero one, corresponding to Writ of attachment. ix) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three seven, subsequence numbering zero zero one, corresponding to Writ of attachment. x) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three seven, subsequence numbering zero zero one, corresponding to Writ of attachment. xi. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero three seven, subsequence numbering zero zero one. xii. Writ of attachment, on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero three four, subsequence numbering zero zero one SEVEN. Administrative area of Heredia:

REGISTRATION NUMBER ONE HUNDRED AND TWENTY THOUSAND SEVEN HUNDRED AND NINETY– ZERO ZERO ZERO, corresponding to a piece of land for pasture, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, is adjacent: to the North with Río Segundo; to the South with Jorge Zamora and others; to the East with Ricardo Rodríguez and other; to the West with Joaquín Chaves Zamora. It has forty one thousand nine hundred and thirty three square meters with seventy six square decimeters. The plat is registered under number H-zero three five four nine zero nine-one thousand nine hundred and seventy nine. Fiscal Value: one hundred thirty one million two hundred thirty eight thousand eight hundred colones. Notes: None. Lien: i) On Book four hundred and eighty one, entry six thousand and forty two, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, corresponding to First Mortgage, creditor Banco Bancrecen S.A., for an amount of three hundred and eighty five thousand dollars, which maturity date is on the fifth of September of the year two thousand six, along with other conditions stated in the abovementioned entry. ii) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero three seven, subsequence numbering: zero zero one, corresponding to Writ of attachment. iii) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero one, sequence numbering zero zero five two, subsequence numbering zero zero one, corresponding to Writ of attachment. iv) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero five two, subsequence numbering zero zero one, corresponding to Writ of attachment. v) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero three eight, subsequence numbering zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero three eight, subsequence numbering zero zero one. vii) On book five hundred and twenty three, entry four thousand and thirty two, consecutive numbering zero one, sequence numbering zero zero three eight, subsequence numbering zero zero one, Writ of attachment is on record. viii) On book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero three five, subsequence numbering zero zero one, Writ of attachment is on record. EIGHT. Administrative area of Heredia: REGISTRATION NUMBER THIRTY NINE THOUSAND FIVE HUNDRED AND FIFTY TWO– ZERO ZERO ZERO, corresponding to a piece of land for poultry business, with two sheds for chicken fattening and a house, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, is adjacent: to the North with Río Segundo; to the South with public street and Román and Rómulo Chaves; to the East with Román Chaves, to the West with Rómulo Chaves. It has thirty nine thousand nine hundred and forty two square meters with eight square decimeters. The plat is registered under number H-zero five four nine seven five three- one thousand nine hundred and eighty four. Fiscal value: fifteen million five hundred thousand colones Notes: NONE. Lien: i) On Book three hundred, entry: sixteen thousand one hundred and forty four, consecutive numbering zero one, sequence numbering zero nine zero one, subsequence numbering zero zero two, corresponding to transferred easement. ii) On Book four hundred and fifteen, entry six thousand seven hundred and sixty seven, consecutive numbering zero one, sequence numbering zero zero zero one, subsequence numbering zero zero one, corresponding to First Mortgage Bond, in favor of Corporación Pipasa S.A, for an amount of twenty five million colones, payable on October seventeenth of the year one thousand nine hundred and ninety four, along with other conditions stated in the abovementioned entry. iii) On Book: five hundred and twenty two, entry: nine thousand six hundred and sixty nine, consecutive numbering: zero one, sequence numbering: zero zero two eight, subsequence numbering: zero zero one, corresponding to Writ of attachment. iv) On book five hundred and twenty two, entry: eleven thousand eight hundred and ninety nine, consecutive numbering zero on, sequence numbering zero zero four four, subsequence numbering zero zero one, corresponding to Writ of attachment. v) On book five hundred and twenty two, entry eleven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four three, subsequence numbering zero zero one, corresponding to Writ of attachment. vi) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy, consecutive numbering zero one, sequence numbering zero zero two nine, subsequence numbering zero zero one, corresponding to Writ of attachment. vii) On book five hundred and twenty two, entry thirteen thousand two hundred and seventy one, consecutive numbering zero one, sequence numbering zero zero two nine, subsequence numbering zero zero one, corresponding to Writ of attachment. viii. Writ of attachment on book five hundred and twenty three, entry zero four thousand one hundred and thirty two, consecutive numbering zero zero one, sequence numbering zero zero two nine, subsequence numbering zero zero one. viii. Writ of attachment on book five hundred and twenty three, entry seven thousand nine hundred and one, consecutive numbering zero one, sequence numbering zero zero four six, subsequence numbering zero zero one. NINE. Administrative area of Heredia: REGISTRATION NUMBER THIRTY NINE THOUSAND FIVE HUNDRED AND FIFTY THREE– ZERO ZERO ZERO, corresponding to a piece with two houses and seven halls, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, is adjacent: to the North with Río Segundo; to the South with public street Nicolás Chaves María V; to the East with Román Chaves, to the West with Nicolás Chaves. It has thirty two thousand seven hundred and eighty two square meters with eight square decimeters. The plat is registered under number H-zero six four eight nine nine one- one thousand nine hundred and eighty six. Fiscal value: fifty nine million two hundred fifty seven thousand six hundred and seventeen colones. Notes: NONE. Liens: i) Volume number: three hundred six, entry number: fifteen thousand two hundred sixty two, consecutive numbering: zero one, sequential numbering: zero nine zero one, sub-sequential numbering: zero zero one, contains record of a transferred easement. ii) Volume number: number: three hundred fifty nine, entry number: three thousand six hundred forty, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of a First Mortgage in the amount of twenty million colones, to be paid off on May thirtieth nineteen eighty seven, with interruption of prescriptive period set as of April twenty eighth nineteen ninety seven, subject to all other conditions recorded in the entry mentioned hereinbefore. iii) Volume number: five hundred fifty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero two nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero four five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero four four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero three zero, sub-sequential numbering: zero zero one, contains recording of writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero three zero, sub-sequential numbering: zero zero one, contains recording of writ of attachment. viii) Writ of attachment recorded in Volume number: five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero three zero, sub-sequential numbering zero zero one. ix) Writ of attachment recorded in Volume number: five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero two nine, sub-sequential numbering: zero zero one. TEN. Heredia District: REGISTRATION NUMBER SIX HUNDRED NINETY FIVE-F- ZERO ZERO ZERO, contains commercial premises number eight, located in Ulloa’s fourth district; Heredia’s first borough, of the Heredia province. Bounds: on the north: common central yard; on the south: common exterior garden; on the east: common terrace of property; on the west: commercial space number seven. Area: Twenty-five square meters. Plat recorded under number H-zero eight four one four three five-two thousand three: Fiscal Value: seventy three thousand eight hundred ninety five colones. Notes: NONE. Liens: i) Volume number: three hundred sixteen, entry number: nineteen fifty six, consecutive numbering: zero one, sequential numbering: zero eight zero one; sub-sequential numbering: zero zero one, contains recording of a First Mortgage in the amount of forty five thousand three hundred seventy five colones, with maturity date on November twenty five nineteen eight one; Lender: Comunidad Modelo La Aurora, S. A., subject to all other conditions recorded in the entry mentioned hereinbefore. ii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero two four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero four one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero two five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero two five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Writ of attachment recorded in Volume number: five hundred twenty three, entry number: zero zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero zero one, sub-

sequential numbering: zero zero one. ELEVEN. Heredia District: REGISTRATION NUMBER ONE HUNDRED EIGHTY THOUSAND NINE HUNDRED NINETY FOUR – ZERO ZERO ZERO, contains recording of a property used at present for poultry-breeding purposes, with sheds, a home, office building, two warehouses, a water well and storage tank; the rest of the property has been reforested with timber yielding trees, and is located in Jesus’ fourth district, Santa Barbara’s fourth borough, in the province of Heredia: Bounds: on the north: Arturo Loria Rojas: on the west: Quebrada Birri in the center of Arturo Loria Rojas; on the northeast: public street; on the southeast: State Department (Ministerio de Gobernación), Quebrada Birri in the center of Mariano Rodriguez Salas. Area: Eighty two thousand three hundred eighty square meters and sixty-one square decimeters. Plat recorded under number H-zero seven three eight zero nine nine-two thousand one. Fiscal value: One thousand colones. Notes: NONE. Liens: i) Volume number: four hundred seventy five, entry number: nine thousand two hundred thirty nine, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains recording of a confirmation term arising from a metes correction. ii) Volume number: four hundred ninety six, entry number: eight hundred twenty six, consecutive numbering: zero one, sequential numbering: zero zero zero eight, sub-sequential numbering: zero zero one, contains recording of a First Mortgage in favor of Corporación Pipasa, S. A., in the amount of one million two hundred thousand dollars, which lien shall be paid off on September thirtieth two thousand one, subject to all other conditions recorded in the entry mentioned hereinbefore. iii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero four zero, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero five five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero five five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero four one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero four one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Writ of attachment recorded in volume number: five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four one, sub-sequential numbering: zero zero one. ix) Writ of attachment recorded in volume number: five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero four seven, sub-sequential numbering: zero zero one. TWELVE. Heredia District: REGISTRATION NUMBER ONE HUNDRED SEVENTY THREE THOUSAND SIX HUNDRED EIGHT TWO-ZERO ZERO ZERO, on a vacant parcel of land located in La Ribera’s second district, seventh borough, Belen, in the Province of Heredia. Bounds: on the north: public street; on the south: Spanish Country Club; on the east: Virginia Zamora Víquez, on the west: Corporación Pipasa, S. A. Area: One thousand four hundred forty two square meters and twenty-one square decimeters. Plat recorded under number H-zero one five four seven zero nine-nineteen ninety-three. Fiscal Value: one thousand colones. Notes: NONE. Liens: i) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero three eight; sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ii) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero five three, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero three nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero three nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Writ of attachment recorded in volume five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero three nine, sub-sequential numbering: zero zero one. vi) Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one; sequential numbering: zero zero four five, sub-sequential numbering: zero zero one. FOURTEEN. Heredia District: REGISTRATION NUMBER FIVE THOUSAND THREE HUNDRED EIGHTY SIX-ZERO ZERO EIGHT, on a plot of pasture grounds, located in La Ribera’s second district, seventh borough, in the province of Heredia. Bounds: on the north: Rio Segundo in the middle of other; on the south: Pedro Carvajal and other; on the east: Mercedes Campos and other; on the west: Pedro Carvajal. Area: Forty one thousand nine hundred thirty three square meters and six square decimeters. Plat recorded under number H-zero six nine nine four three zero-two thousand one. Fiscal Value: seventy two thousand seven hundred sixty four colones. Notes: NONE. Liens: i) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero two six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ii) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero four two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero two seven, sub-sequential numbering zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero two seven, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty three, entry number: four thousand thirty two, consecutive numbering: zero one, sequential numbering: zero zero fourteen, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. FIFTEEN. Heredia District:

REGISTRATION NUMBER ONE HUNDRED SEVENTY FOUR THOUSAND FORTY FIVE-ZERO ZERO ZERO, on a plot of land partially used as re-grazing grounds and agriculture, vehicle parking, located in La Ribera’s second district, seventh borough, Belen, in the province of Heredia. Bounds: on the north: Corporacion Pipasa, S. A. and Rio Segundo; on the south: Corporacion Pipasa, S.A., public street and Sixto and Miriam, both in Alvarado Campos; on the east: public street and Corporacion Pipasa, S. A., Sixto and Miriam, both in Alvarado Campos and Dagoberto Alvarado Bogantes; on the west: Sixto and Miriam, both in Alvarado Campos and Dagoberto Alvarado Bogantes, Corporacion Pipasa, S. A., on the northeast: Corporación Pipasa, S.A.; on the northwest: Rio Segundo. Area: ninety three thousand seven hundred eighty six square meters and ninety-five square decimeters. Plat recorded under number H-zero five nine six nine seven three-nineteen ninety-nine. Fiscal Value: one thousand colones. Notes: NONE. Liens: i) Volume number: three hundred twenty eight, entry number: seven thousand three hundred eighty nine, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains recording of a dominant tenement. II) Volume number: three hundred twenty eight, entry number: seven thousand three hundred eighty nine, consecutive numbering: zero one, sequential numbering: zero nine zero zero, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. iii) Volume three hundred eighty eight, entry number: four thousand four hundred seventy four, consecutive numbering: zero one, sequential numbering: zero nine one zero and zero nine one one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. iv) Volume: five hundred twenty two, entry number: nine thousand six hundred seventy nine, consecutive numbering: zero one, sequential numbering: zero zero three nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero five four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero four zero, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero four zero, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Writ of attachment recorded in volume five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four zero, sub-sequential numbering: zero zero one. ix. Writ of attachment recorded in volume five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero one one, sub-sequential numbering: zero zero one. SIXTEEN. Official Folio. REGISTRATION NUMBER FORTY ONE THOUSAND TWENTY-ZERO ZERO ZERO, pasture grounds and coffee plantation with a home, located in La Ribera’s district number zero two, seventh borough, Belen, in the Province of Heredia. Bounds: on the north: Adela Castillo and public street; on the south: Jose Chavez by the middle of the street; on the east: Adela Castillo and on the west: Adela Castillo and other. Area: twenty one thousand five hundred eighty five square meters and eighty square decimeters. Plat recorded under number: H-zero seven seven four one two eight-nineteen eighty-eight. Fiscal value: ten million three hundred eighty seven thousand six hundred seven colones. Notes: NONE. Liens: i) Volume three hundred seventy three, entry number: zero one one three one, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains recording of a mortgage deed for the amount of ten million colones, to be paid off on May thirtieth nineteen eighty nine. ii) Volume number: five hundred twenty two, entry number: zero nine six six nine, consecutive numbering: zero one, sequential numbering: zero zero three zero, sub-sequential numbering zero zero one, writ of attachment to remain effective from August fifth two thousand three through August fifth two thousand thirteen. iii) Volume: five hundred twenty two, entry number: one one eight nine nine, consecutive numbering: zero one, sequential numbering: zero zero seven four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment for the amount of six hundred forty six thousand eight hundred seventy four dollars and seven cents. Civil and Agricultural Court of Alajuela, case number: zero three – zero zero one five nine zero – six three eight-CI, to remain effective from August sixth two thousand three through August sixth of year two thousand thirteen. iv) Volume number five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one; sequential numbering: zero zero four five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. Civil Major Claims Court of Alajuela, case number: zero three – zero zero one five eight nine – six three eight – CI-thirteen. Single subject executory proceeding brought by Citi Bank, S.A. (sic.), to remain effective from August sixth two thousand three through August sixth of year two thousand thirteen. v) Volume number: five hundred twenty two, entry number thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero three one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. Civil Court of Heredia, case number zero three – zero zero one one seven eight-zero five zero four – CI, to remain effective from August seventh two thousand three through August seventh two thousand thirteen. vi) Volume number: five hundred twenty two, entries number: thirteen and two hundred seventy one, consecutive numbering: zero one, sequential numbering zero zero three one, sub-sequential numbering zero zero one, contains recording of a writ of attachment. Civil Judge of Heredia, single subject executory proceeding number zero three – zero zero one one three seven – zero five zero four – CI. Citi Bank Vs. Corporacion Pipasa and Calixto Chavez, to remain effective from August seventh two thousand three through August seventh two thousand thirteen. vii) Writ of attachment recorded in volume number: five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero three one, sub-sequential numbering: zero zero one. viii. Writ of attachment recorded in volume number: five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero three zero, sub-sequential numbering: zero zero one. SEVENTEEN. Piece of property recorded under Heredia District’s Official Folio number zero zero six nine four – zero, zero zero; type: commercial space number seven, located in Ulloa’s Fourth District, Heredia’s First Borough, in the Province of Heredia. Bounds: on the north: central common yard; on the south: common exterior garden; on the east: space number eight, and on the west: common terrace. Area:

twenty-five square meters; percentage value: one zero zero. Fiscal value: seventy three thousand eight hundred ninety five colones. NOTES: None on the property. EXISTING LIENS. i) Mortgage number referenced: three one six-zero one nine five six-zero one-zero nine zero one-zero zero one; amount: forty five thousand three hundred seventy five colones; at a 14% annual interest rate; to remain effective from October twenty seventh nineteen hundred seventy eight through November twenty fifth nineteen hundred eighty one, which property is surety for the amount of forty five thousand three hundred seventy five colones; first mortgage; there are no partial payments; lender: Comunidad Modelo La Aurora, S. A.; identification number: zero zero zero zero zero zero zero zero zero zero; mortgagee: Avicola Chacara, S. A., identification number: zero zero zero zero zero zero zero zero zero zero; there are no lien entries. ii) Attachment referenced: five two two-one one eight nine nine-zero one-zero zero four zero-zero zero one; amount: six hundred forty six thousand eight hundred seventy four dollars and seven cents; to remain effective from August sixth of year two thousand three through August sixth of year two thousand thirteen; there are no partial payments; Civil and Agricultural Court of Alajuela, case number zero three-zero zero one five nine zero-six three eight-CI, placed on property number four-zero zero zero six nine four; there are no lien entries. iii) Attachment referenced: five two two-one one nine zero one-zero one-zero zero three nine-zero zero one, to remain effective from August sixth of year two thousand three through August sixth of year two thousand thirteen; there are no partial payments; other: Major Civil Claims Court of Alajuela; case number: zero three-zero zero one five eight nine-six three eight-CI-one three; lien placed on property number: four-zero zero zero six ninety four; there are no lien entries. iv) Attachment referenced: five two two-one three two seven zero-zero two four-zero zero one, to remain effective from August seventh two thousand three through August seventh two thousand thirteen; there are no partial payments; other: Civil Court of Heredia; case number: zero three-zero zero one one seven eight-zero five zero four-CI, placed on property number: four-zero zero zero six ninety four; thee are no lien entries. v) Attachment referenced: five two two-one three two seven one-zero one-zero zero two four-zero zero one, to remain effective from August seventh two thousand three through August seventh two thousand thirteen; there are no partial payments; other: Single Subject Executory Proceeding number: zero three-zero zero one one three seven-zero five zero four-CI, Civil Court of Heredia, Citibank Vs. Corporacion Pipasa and Calixto Chaves, placed on property number: zero zero six nine four; there are no lien entries. vi. Writ of Attachment recorded in volume number: five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero two four, sub-sequential numbering: zero zero one. PUNTARENAS DISTRICT: ONE. Official Folio - REGISTRATION NUMBER SIXTEEN THOUSAND NINE HUNDRED EIGHTY TWO-ZERO ZERO ZERO, on a plot of grazing and agricultural land, located in San Rafael’s Fourth District, Esparza’s Second Borough, Province of Puntarenas. Bounds: on the north, south and west: highway and other; on the east: Juan Jimenez. Area: five hundred two thousand three hundred fifty six square meters and sixty-three square decimeters. Plat recorded under number P-six eight three nine nine four thousand nineteen eighty-seven. Fiscal value: twelve thousand three hundred forty five colones. Notes: NONE. Liens: i) Volume number: four hundred ninety eight, entry number: nineteen thousand fifty seven, consecutive numbering: zero one, sequential numbering: zero zero one, sub-sequential numbering: zero zero one, containing recording of a first mortgage in the amount of sixty two million colones, due and payable on December fifteenth of year two thousand one in favor of itself; and other conditions recorded in the entry mentioned hereinbefore. ii) Volume number four hundred ninety nine, entry number: nine thousand three hundred fifty, consecutive numbering: zero one, sequential numbering: zero zero zero one; sub-sequential numbering: zero zero one, contains recording of a second mortgage in the amount of forty nine million colones, due and payable on January second of year two thousand two, in favor of itself; and other conditions recorded in the entry mentioned hereinbefore. iii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering zero one, sequential numbering: zero zero forty-five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two; entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero fifty-three; sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero sixty-one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero forty-six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Volume number: five hundred twenty one, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty-six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ix. Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four six, sub-sequential numbering: zero zero one. x) Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero three seven, sub-sequential numbering: zero zero one. TWO. OFFICIAL FOLIO - REGISTRATION NUMBER FORTY FIVE THOUSAND TWO HUNDRED SIXTY THREE-ZERO ZERO ZERO, on a plot of land comprising grazing grounds, forests and a building, located in Pitahaya’s second district, first borough, Puntarenas, Province of Puntarenas. Bounds: on the north, south and west: Ganadera La Irma, S. A., and on the east: public road to Sardinal. Area: one hundred fourteen thousand one hundred six square meters and sixteen square decimeters. Plat recorded under number P-five two zero three nine six – nineteen eighty-three. Fiscal value: ninety seven million six hundred seventy seven thousand forty three colones and seventy-two cents. Notes: NONE. Liens: i) Volume number: three hundred twenty four, entry number: five thousand four hundred seventy nine, consecutive numbering: zero one, sequential numbering: zero nine hundred, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. ii) Volume number: four hundred seventy three, entry number: seventeen thousand seven hundred twenty seven, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains a first mortgage; Lender: Banco de Costa Rica, remains effective from January third of year two thousand through January third of year two thousand eight, for the amount of three million thirty seven thousand six hundred twenty four dollars. The property remains surety for the amount one hundred forty three thousand two hundred seventy one dollars and seventy-eight cents; and other conditions recorded in the entry mentioned hereinbefore. iii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero forty-eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty-three, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero sixty-four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero ninety-one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty-nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero zero four nine, sub-sequential numbering: zero zero one. ix). Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero five zero, sub-sequential numbering: zero zero one. THREE. OFFICIAL FOLIO – REGISTRATION NUMBER NINETY THOUSAND EIGHT HUNDRED EIGHTY SEVEN – ZERO ZERO ZERO, on a plot of land comprising grazing grounds, croplands and mountain areas, with twelve modules, office and warehouse space, located in Pitahaya’s second district, Puntarenas’ first borough, in the Province of Puntarenas. Bounds: on the north: La Carga, Sociedad Anonima and Rincon de los Toros, S. A.; on the south: Inter-American Highway; on the east: public street to Sardinal and Rincon de los Toros, S. A., and on the west: Hacienda San Marcos. Area: four million eight hundred seventy seven thousand three square meters and fifty seven square decimeters. Plat recorded under number P-six one nine four four nine-nineteen eighty six. Fiscal value: four hundred fifty eight million six hundred fifty nine thousand three hundred thirty one colones and fifty seven cents. Liens: i) Volume number: three hundred two, entry number: five thousand eighty nine, consecutive numbering: zero one, sequential numbering: zero nine hundred one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. ii) Volume number: three hundred thirty eight, entry number: thirteen thousand three hundred forty one, consecutive numbering: zero one, sequential numbering: zero nine hundred one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. iii) Volume number three hundred fifty five, entry number: eighteen thousand three hundred sixty three, consecutive numbering: zero one, sequential numbering: zero zero zero two, sub-sequential numbering: zero zero one, contains recording of a condition subsequent. iv) Volume number: three hundred sixty five, entry number: one hundred forty seven, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-.sequential numbering: zero zero one, contains recording of a real property lease. v) Volume number: three hundred sixty five, entry number: one hundred forty seven, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains recording of a real property lease. vi) Volume number: four hundred seventy three, entry number: seventeen thousand seven hundred twenty seven, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains recording of a mortgage in the amount of three million thirty seven thousand six hundred twenty four dollars. The property remains surety for the amount of one million four hundred forty five thousand nine hundred sixteen dollars and fifty three cents; lender: Banco de Costa Rica; the mortgage remains effective from January third of year two thousand through January third of year two thousand eight, and of other conditions recorded in the entry mentioned hereinbefore. vii) Volume number: five hundred twelve, entry number ten thousand six hundred twenty two, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of the encumbrances and restrictions imposed by the Forestry Protection Act. viii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero fifty, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ix) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. x) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero sixty six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. x) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero fifty one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. xi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero fifty one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. xii) Volume number: five hundred twenty three, entry number: four thousand thirty two, consecutive numbering: zero one, sequential numbering: zero zero five one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. xiii) Volume number; five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero five one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. FOUR. OFFICIAL FOLIO – REGISTRATION NUMBER TWENTY SEVEN THOUSAND THREE HUNDRED NINETEEN – ZERO ZERO ZERO, on a lot of land comprising pasture lands, two homes, a swimming pool and a pavilion, located in Pitahaya’s second district, Puntarenas’ first borough, Province of Puntarenas. Bounds: on the north: Inter-American Highway and El Brillante, S. A.; on the south: Hacienda Chapernal; on the East: Aranjuez River with

Juan Torres in the middle, and on the west: Inter-American Highway. Area: three hundred forty thousand eight hundred fourteen square meters and eighteen square decimeters. Plat recorded under number P-four one six five seven zero- nineteen eighty one. Fiscal value: seven million fifty two thousand three hundred twelve colones. Notes: None on the property. Liens: i) Volume number: three hundred twenty five, entry number six thousand one hundred thirty seven, consecutive numbering: zero one, sequential numbering: zero nine hundred one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. ii) Volume number: four hundred thirty, entry number: five thousand five hundred eighty, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of a first mortgage for one hundred seventy million colones, granted in favor of Banco Credito Agricola de Cartago, due and payable on April twenty ninth nineteen ninety six, and other conditions recorded in the entry mentioned hereinbefore. iii) Volume number: five hundred twenty two, entry number: nine thousand six hundred seventy nine, consecutive numbering: zero one, sequential numbering: zero zero forty six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero fifty four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero sixty two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number; five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero forty seven, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty seven, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ix) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four one thousand thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four seven, sub-sequential numbering: zero zero one. x) Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero four nine, sub-sequential numbering: zero zero one. FIVE. OFFICIAL FOLIO – REGISTRATION NUMBER FIVE THOUSAND EIGHT HUNDRED EIGHTY THREE – ZERO ZERO ZERO, a lot of land with a home and unimproved commercial space located in the Puntarenas’ district, first Puntarenas’ borough, Province of Puntarenas. Bounds: on the north: public street; on the south: Mariano Strech; on the east: Ana Maria Bonilla, and on the west: Banco Anglo Costarricense. Area: two hundred ninety one square meters and thirty four square decimeters. Plat recorded under number P-five zero five four four three thousand nine hundred eighty three. Fiscal value: five million colones. Notes: NONE. Liens: i) Volume number: three hundred sixty two, entry number: four thousand three, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of a first mortgage deed, for two million five hundred thousand colones, payable on October twenty fifth nineteen eighty seven. ii) Volume number: three hundred sixty two, entry number: four thousand three, consecutive numbering: zero one, sequential numbering: zero zero zero two, sub-sequential numbering: zero zero one, contains recording of a second mortgage deed, for two million five hundred thousand colones, payable on October twenty fifth nineteen hundred eighty seven. iii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero zero forty four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero fifty nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero sixty, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero forty five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four five, sub-sequential numbering: zero zero one. ix) Writ of attachment recorded in volume five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero three six, sub-sequential numbering: zero zero one. SIX. OFFICIAL FOLIO – REGISTRATION NUMBER THIRTY NINE THOUSAND SEVEN HUNDRED NINETY TWO – ZERO ZERO ZERO, on a parcel of farming land and trees, with two modules or sheds, located in Pitahaya’s number two district, Puntarenas’ first borough, Province of Puntarenas. Bounds: on the north: El Rincon de los Toros, S. A; on the south: Intern-American Highway and a separate parcel of land located on the upper part of Rincon de los Toros, S. A.; on the east: public street to Sardinal, Progreso Comercial y Agricola Sociedad Anonima, and on the west: Hacienda San Marcos. Area: nine hundred two thousand five hundred fifty square meters and twenty seven square decimeters. Plat recorded under number P-six one nine four four nine – nineteen ninety six. Fiscal value: twenty nine million four hundred eighty six thousand two hundred thirty six colones. Liens: i) Volume number: three hundred two, entry number; five thousand eighty nine, consecutive numbering: zero one, sequential numbering: zero nine hundred one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. ii) Volume number: three hundred fifty five, entry number: eighteen three hundred sixty three, consecutive numbering: zero one, sequential numbering: zero zero zero two, sub-sequential numbering: zero zero one, contains recording of a condition subsequent. iii) Volume number three hundred sixty five, entry number: one hundred forty seven, consecutive numbering: zero one; sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of a real property lease. iv) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero forty seven, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: eleven thousand one thousand nine hundred one, consecutive numbering: zero one, sequential numbering zero zero sixty three, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero forty eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ix) Volume number: five hundred twenty three, entry number: four thousand thirty two, consecutive numbering: zero one, sequential numbering: zero zero four eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. x) Volume number: five hundred twenty three, entry number; seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero four eight, sub-sequential numbering, zero zero one, contains recording of a writ of attachment. SEVEN. OFFICIAL FOLIO – REGISTRATION NUMBER FORTY NINE THOUSAND FOUR HUNDRED FIFTY SEVEN – ZERO ZERO ZERO, on a parcel of land with a building, located in Corredores’ District Number One, Corredores’ tenth borough, Province of Puntarenas. Bounds: on the north: Gabriel Barrios and Concepción Guzman; on the south: Asociacion de Iglesia Cristiana Independiente; on the east: Juan Francisco Chavarria, on the west: public street by twelve meters and seventy centimeters. Area: seven hundred twenty six square meters and fifty five square decimeters. Plat recorded under number P-five zero five four four three – nineteen eighty three. Fiscal value: two million four hundred thousand colones. Notes: NONE. Liens: i) Volume number: three hundred forty three, entry number: fifteen thousand five hundred seventy six, consecutive numbering: zero one, sequential numbering: zero nine hundred fifty six, sub-sequential numbering: zero zero one, contains recording of reservations and restrictions. ii) Volume number: three hundred forty three, entry number: fifteen thousand five hundred seventy six, consecutive numbering: zero one, sequential numbering: zero nine hundred fifty seven, sub-sequential numbering: zero zero one, contains recording of reservations and restrictions. iii) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero forty nine, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty four, sub-sequential numbering, zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero sixty five, sub-sequential numbering: zero zero one, contains recording o a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero zero one, sequential numbering: zero zero sixty five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero sixty five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero fifty, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred fifty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero fifty, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero five zero, sub-sequential numbering: zero zero one. ix) Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero one five, sub-sequential numbering: zero zero one. EIGHTH. Real Folio certificate number ninety thousand eight hundred eighty seven- zero zero zero, on a parcel of pasture grounds, cropland and mountains, including twelve modules, office and warehouse space, located in Pitahaya’s district zero two, Puntarenas’ borough number one, in the Province of Puntarenas. Bounds: on the north: La Carga Sociedad Anonima,and Rincon de los Toros Sociedad Anonima; on the south: Inter-American Highway; on the east: public street to Sardinal and Rincon de los Toros Sociedad Anónima; on the west: Hacienda San Marcos. Area: four million eight hundred seventy seven thousand three square meters and fifty seven square decimeters, according to plat P-zero six one nine four four nine – nineteen eighty six. Fiscal value: four hundred fifty eight million six hundred fifty nine thousand three hundred thirty one colones and fifty seven cents. NOTES: NONE. LIENS. i) Volume number: three hundred two, entry number: five thousand eighty nine, consecutive numbering: zero one, sequential numbering: zero nine hundred one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. ii) Volume number: three hundred thirty eight, entry number: thirteen thousand three hundred forty one, consecutive numbering: zero one, sequential numbering: zero nine hundred one, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. iii) Volume number: three hundred fifty five, entry number: eighteen thousand three hundred sixty three, consecutive numbering: zero one, sequential numbering: zero zero zero two, sub-sequential numbering: zero zero one, contains recording of a condition subsequent. iv. Volume number: three hundred sixty five, entry number zero zero one hundred forty seven, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of a property lease. v. Volume number: three hundred sixty five, entry number: zero zero one hundred forty seven, consecutive numbering: zero one, sequential numbering: zero zero zero three, sub-sequential numbering: zero zero one, contains recording of a property lease. vi) Volume number: four hundred seventy three, entry number: seventeen thousand seven hundred twenty seven, consecutive numbering, zero one, sequential numbering, zero zero three, sub-sequential numbering: zero zero one, contains recording of a mortgage for three million thirty seven thousand six hundred twenty four dollars, in favor of Banco de Costa Rica. vii. Volume number: five hundred twelve, entry number: ten thousand six hundred twenty two, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of encumbrances and restrictions imposed by the Forestry Protection Act. viii. Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero five zero, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ix) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero six five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. x) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero six six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. xi) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero five one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. xii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero five one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. xiii) Volume number: five hundred twenty three, entry number: four thousand thirty two, consecutive numbering: zero one, sequential numbering: zero zero five one, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Volume number: five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero five one, sub-sequential numbering: zero zero one, contains recording of a lien of attachment. GUANACASTE DISTRICT: ONE. OFFICIAL FOLIO – REGISTRATION NUMBER NINETY FIVE THOUSAND THREE HUNDRED – ZERO ZERO ZERO, on a parcel of land for construction, located in Liberia’s first district, Liberia’s first borough, in the Province of Guanacaste. Bounds: north: public street by seventeen meters: south: lot number two; east: public street by twenty six meters; west: Adina Alvarado Rivas. Area: four hundred thirty six square meters and ninety four square decimeters. Plat recorded under number G-two seven two six two three-nineteen ninety five. Fiscal value: two million one hundred thousand colones. Notes: NONE. Liens: i) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero zero forty one: sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ii) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero fifty six, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero seventy two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero forty two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Writ of attachment recorded in volume five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four two, sub-sequential numbering: zero zero one. vii) Writ of attachment recorded in volume five hundred twenty three, entry number: zero four thousand one hundred thirty two. vii) Writ of attachment recorded in volume five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero twelve, sub-sequential numbering zero zero one. TWO. OFFICIAL FOLIO – REGISTRATION NUMBER NINETY FIVE THOUSAND THREE HUNDRED ONE – ZERO ZERO ZERO, on parcel number two, a lot for construction located in Liberia’s first district, Liberias first borough, in the Province of Guanacaste. Bounds: north: lot number one, Adina Alvarado Rivas, south and west: Adina Alvarado Rivas, and east: public street by fifteen meters and eleven centimeters. Area: four hundred fifteen square meters and four square decimeters. Plat recorded under number G-two seven one two six three thousand nine hundred ninety five. Fiscal value: two million one hundred thousand colones. Notes: NONE. Liens: i) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero forty two, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ii) Volume number five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero fifty seven, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering zero one, sequential numbering: zero zero seventy three, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero forty three, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero forty three, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. v) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering, zero zero one, sequential numbering: zero zero four three, sub-sequential numbering: zero zero one. vi) Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero one three, sub-sequential numbering: zero zero one. THREE. OFFICIAL FOLIO – REGISTRATION NUMBER NINETY SEVEN THOUSAND NINE HUNDRED SIXTY FIVE – ZERO ZERO ZERO, on a lot of land for construction located in Liberia’s first district, Liberia’s first borough, in the Province of Guanacaste. Bounds: on the north, east and west: Adina Alvarado Rivas, and on the south: public street with a front of twenty three meters and eighteen centimeters. Area: four hundred seventy nine square meters and thirty seven square decimeters. Plat recorded under number G-two seven eight three seven eight-nineteen ninety five. Fiscal value: four million three hundred fourteen thousand three hundred fifty colones. Notes: NONE. Liens: i) Volume number: five hundred twenty two, entry number: nine thousand six hundred ninety nine, consecutive number zero one, sequential numbering zero zero forty three, sub-sequential numbering: zero zero one, contains recording of a lien of attachment. ii) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero fifty eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iii) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive number: zero one, sequential number: zero-zero seventy four, sub-sequential number: zero zero one, contains recording of an executed writ of attachment. iv) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive number: zero one, sequential number: zero zero forty four, sub-sequential number: zero zero one, contains recording of a writ o f attachment. v) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive number: zero one, sequential number: zero zero forty four, sub-sequential number: zero zero one, contains recording of a writ of attachment. vi) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive number: zero zero one, sequential number: zero zero forty four, sub-sequential number: zero zero one, contains recording of an executed writ of attachment. vii) Writ of attachment recorded in volume number five hundred twenty three, entry number: zero four thousand one hundred thirty two, consecutive numbering: zero zero one, sequential numbering: zero zero four four, sub-sequential numbering: zero zero one. vii. Writ of attachment recorded in volume number five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero one four, sub-sequential numbering: zero zero one. LIMON DISTRICT. ONE. OFFICIAL FOLIO – REGISTRATION NUMBER SIXTEEN THOUSAND SEVENTY NINE – ZERO ZERO ZERO, on a lot for construction, containing a building, located in Limon’s first district, Limon’s first borough, Province of Limon. Bounds. on the north: Jose Antonio Acuña; south: Alberto Yunies Moresa and other; on the east: fourth street by fifteen meters and forty seven centimeters; on the west: Alejandro Alvarado. Area: three hundred forty nine square meters and eighteen square decimeters. Plat recorded under number L-seven six nine seven-nineteen ninety seventy one. Fiscal value: ten million colones. Liens: i) Volume three hundred sixty four, entry number: thirteen thousand sixty four, consecutive numbering: zero one, sequential numbering: zero zero zero two, sub-sequential numbering: zero zero one, contains recording of a first mortgage for the amount of five million colones, payable on April eighteenth nineteen eighty eight. ii) Volume number: three hundred ninety five, entry number: twelve thousand seven hundred twenty six, consecutive numbering: zero one, sequential numbering: zero zero eleven, sub-sequential numbering: zero zero one, contains recording of a second mortgage deed for the amount of ten million colones, payable on July third nineteen ninety two, with interruption of prescriptive period established as of May fifth nineteen ninety nine. iii) Volume number: four hundred sixty six, entry number: ten thousand two hundred eighty, consecutive numbering: zero one, sequential numbering: zero zero zero one, sub-sequential numbering: zero zero one, contains recording of a third mortgage deed for the amount of five million colones, payable on May third nineteen ninety nine, in favor of Banco de Costa Rica. iv) Volume number: five hundred twenty two, entry number: nine thousand six hundred sixty nine, consecutive numbering: zero one, sequential numbering: zero zero fifty four, sub-sequential numbering: zero zero one, contains recording of an executed writ of attachment. v) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero sixty eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vi) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero seventy, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. vii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy, consecutive numbering: zero one, sequential numbering: zero zero fifty five; sub-sequential numbering: zero zero one, contains recording of a writ of attachment. viii) Volume number: five hundred twenty two, entry number: thirteen thousand two hundred seventy one, consecutive numbering: zero one, sequential numbering: zero zero fifty five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ix) Volume number five hundred twenty three, entry number: four thousand thirty two, consecutive numbering: zero one, sequential numbering: zero zero five five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. x) Volume numbering: five hundred twenty three, entry number: seven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero three eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. CORPORACION AS DE OROS, SOCIEDAD ANONIMA hereby contributes the following pieces of real property to the trust: ALAJUELA DISTRICT. ONE. REGISTRATION NUMBER ONE HUNDRED EIGHTY SIX THOUSAND FIVE HUNDRED SEVENTY FIVE-ZERO ZERO ZERO, consisting of re-grazing forests with constructions on them, located in La Garita’s thirteenth district, Alajuela’s borough number zero one, in the Province of Alajuela. Bounds: on the north: Productora Nacional de Aves, S. A.; on the south: Quebrada Rio Medio and others; on the east: Productora Nacional de Aves, S. A., and on the west: Carretera a Cebadilla and others. Area: Two hundred ten thousand two hundred forty six square meters and six square decimeters. Plat recorded under number A-zero five seven six four eight one-nineteen hundred ninety nine. Fiscal value: forty six million five hundred sixty nine thousand three hundred colones. Liens. i) Volume number: three hundred twenty three, entry number: five thousand four hundred sixty nine, consecutive number: zero one, sequential number: zero nine zero one, sub-sequential number: zero zero one, contains recording of an easement conveyance. ii) Volume number: three hundred thirty three, entry number: ten thousand one hundred seventy four, consecutive numbering: zero one, sequential numbering: zero zero zero two, sub-sequential numbering: zero zero one, contains recording of a servant tenement. iii) Volume number: five hundred twenty two, entry number, eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero zero five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero zero five, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. TWO. REGISTRATION NUMBER ONE HUNDRED FORTY NINE THOUSAND EIGHTY FIVE-ZERO ZERO ZERO, on a parcel devoted to pasture lands, located in Turrucares’ eleventh district, Alajuela’s borough number zero one, in the Province of Alajuela. Bounds: on the north: Rio Tizate; on the south: Quebrada La Gregoria; on the East: Access street and other, and on the west: Gabriela Lopez Fuentes. Area: one hundred eleven thousand eight hundred twenty three square meters and thirty six square decimeters. Plat recorded under number A-zero five seen six four eight two-thousand nine hundred ninety nine. Liens: Volume number two hundred ninety four, entry number: fourteen thousand five hundred forty five, consecutive numbering: zero one, sequential numbering: zero nine zero one, sub-sequential numbering: zero zero two, contains recording of an easement conveyance. ii) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering zero one, sequential numbering: zero zero zero three, sub-sequence numbering: zero zero one, containing a writ of attachment. iii) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero seven seven, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. THREE. REGISTRATION NUMBER TWO HUNDRED FORTY FIVE THOUSAND EIGHT HUNDRED SIXTEEN – ZERO ZERO ZERO, on a parcel used for pasture land, located in La Garita’s thirteenth district, Alajuela’s borough zero one, in the Province of Alajuela. Bounds: on the north: Quebrada Jorge Alfaro and others; on the south: Quebrada Rio Medio and others, and on the west: Carretera a Cebadilla and others. Area: Five hundred eighty five thousand one hundred twenty square meters and ninety three square decimeters. Plat recorded under number: A-zero eight four five five eight seven – nineteen eighty nine. Fiscal Value: Thirteen million seven hundred seventy eight thousand two hundred eighty five colones. Liens: Volume number: three hundred seventy five, entry number: six thousand nine hundred six, consecutive numbering: zero one, sequential numbering: zero nine zero nine, sub-sequential numbering: zero zero one, contains recording of an easement conveyance. ii) Volume number: three hundred seventy five, entry number: six thousand nine hundred six, consecutive numbering: zero one, sequential numbering: zero nine zero one, zero nine zero two and zero nine zero three, sub-sequential numbering: zero zero one, contains recording of a mortgage. iii) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero zero eight, sub-sequential numbering: zero zero zero one, contains recording of a writ of attachment. iv) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero zero eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. FOUR. REGISTRATION NUMBER ONE HUNDRED FIFTY THOUSAND ONE HUNDRED FIFTY ONE – ZERO ZERO ZERO, on a parcel of land used for poultry breeding, comprising a home and other, locate in San Isidro’s sixth district, Alajuela’s first borough, in the Province of Alajuela. Bounds: on the north: Isidro and Romulo Loria Cruz by one hundred nine meters and seventy three centimeters; on the south: public street by one hundred eleven meters and ninety nine centimeters;

on the east: Romulo Loria Cruz by one hundred ninety eight meters and twelve centimeters, and on the west: Susana Lopez Masis, by two hundred nineteen meters and eighty four centimeters. Area: Twenty three thousand sixty square meters and thirty nine square decimeters. Plat recorded under number A-zero zero zero eight eight one zero-nineteen seventy. Fiscal value: Thirty million colones- Liens: i) Volume number: five hundred twenty two, entry number: eleven thousand eight hundred ninety nine, consecutive numbering: zero one, sequential numbering: zero zero zero four, sub-sequential numbering: zero zero one, contains recording of a writ of attachment. ii) Volume number: five hundred twenty two, entry number: eleven thousand nine hundred one, consecutive numbering: zero one, sequential numbering: zero zero seven eight, sub-sequential numbering: zero zero one, contains recording of a writ of attachment.

FIFTH. REGISTRATION NUMBER TWO HUNDRED FOUR THOUSAND NINE HUNDRED NINETY NINE - ZERO ZERO ZERO, an unimproved grazing field; located at 11th District Turrúcares, cantón one Alajuela, province of Alajuela; bordering to the North with: Public street, along seven meters, and other lots; to the South: Río Virilla, to the East: Alfonso Barrantes and to the West: Luis Diego and Marco Publio Aguilar. Total area: One hundred thirty nine thousand nine hundred twenty one square meters and eighty seven square decimeters. Plat record number: A-zero five three one seven four seven - nineteen eighty four. Fiscal Value: twenty million six hundred twenty three thousand seven hundred colones. Liens: i) Volume number: three hundred forty two, Entry number: five thousand one hundred seventy six, consecutive number: zero one, sequence number: zero nine zero zero, subsequence number: zero zero one, which is a transferred easement. ii) Volume number: three hundred fifty three, Entry number: sixteen thousand eight hundred forty seven, consecutive number: zero one, sequence number: zero zero zero one, subsequence number: zero zero one, which is a main easement. iii) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero seven one, subsequence number: zero zero one, which is a writ of attachment. iv) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero zero seven, subsequence number: zero zero one, which is a writ of attachment. SIXTH. REGISTRATION NUMBER ONE HUNDRED FORTY SIX THOUSAND SIX HUNDRED SIXTY FOUR - ZERO ZERO ZERO, consisting of ten sheds, water tank and well; located at distrito uno Alajuela, cantón one Alajuela, province of Alajuela; bordering to the North with: Public street, Joaquín Ruiz and other lots; to the South: Mercedes and Margarita Montenegro; to the East: Mercedes and Margarita Montenegro and to the West: Río Alajuela. Total area: Seventeen thousand four hundred seventy one meter and ninety two square decimeters. Plat record number: A- zero six three eight zero three two. Fiscal Value: Thirteen million six hundred eighty four thousand three hundred seventy colones. Liens: i) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero zero two, subsequence number: zero zero one, which is a writ of attachment. ii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero zero two, subsequence number: zero zero one, which is a writ of attachment. SEVENTH. REGISTRATION NUMBER ONE HUNDRED FORTY THOUSAND TWO HUNDRED SIXTY FOUR-

ZERO ZERO ZERO, a plot occupied by a poultry farm, a house and other lots; located at 6th District San Isidro, cantón one Alajuela, province of Alajuela; bordering to the North with: Abel Bravo and Victorino Quirós along ninety three meters sixty three centimeters; to the South: Public street along ninety eight meters and forty centimeters; to the East: Victorino Quirós along two hundred two meters fifty eight centimeters and to the West: Carlos Matamoros and a private street. Total area: Twenty thousand seven hundred twenty one meters and fifty square decimeters. Plat record number: A- zero zero zero five nine two five- nineteen seventy. Assessed Value: Twenty million colones. Liens: i) Volume number: three hundred twenty five, Entry number: nine thousand nine hundred seventy two, consecutive number: zero one, sequence number: zero nine zero two, subsequence number: zero zero one, which is a transferred easement. ii) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero zero one, subsequence number: zero zero one, which is a writ of attachment. iii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero zero one, subsequence number: zero zero one, which is a writ of attachment. EIGHTH. Farm registered on Official Folio - Partido de Alajuela, number one eight six five seven seven-zero zero zero, nature: a lot with drinking trough, a salting house, located at 13th District Garita, Cantón First Alajuela, province of Alajuela, bordering to the North with an easement street, along fifteen meters, and other lots, to the South: Poultry Farm La Garita S. A., and other lots, to the East: Godofredo Chaves Aguilar and to the West: an easement street and other lots, total area: one hundred twenty six thousand one hundred sixteen meters and thirty three square decimeters, Plat number: A-zero three eight five five one eight-nineteen eighty, Assessed Value: ten million colones. there are no entries on the property, but there are liens, i. transferred easement, quotation number: three two three-zero five four six nine -zero one-zero nine zero one-zero zero two, reference number: two eight two five-two five one-zero zero one, Farm number: two-one eight six five seven seven, there are no partial settlements, there are no lien entries. ii. performed, quotation number: five two two-one one eight nine nine-zero one-zero zero zero six-zero zero one, amount six hundred forty six thousand eight hundred seventy four dollars and seven cents, becomes effective on August 6 two thousand three, expires on August 6 two thousand thirteen, there are no partial settlements, Alajuela Civil and Farming Court, file number: zero three-zero zero one five nine zero-six three eight-CI, Farm number: two-one eight six five seven seven, there are no lien entries. iii. performed, quotation number: five two two-one one nine zero one-zero one-zero zero zero six-zero zero one, becomes effective on August 6 two thousand three, expires on August 6 two thousand thirteen, there are no partial settlements, other: Alajuela Higher Civil Court, file number: zero three-zero zero one five eight nine-six three eight-CI-one three, simple performance by Citibank S.A., Farm number: two-one eight six five seven seven, there are no lien entries. PARTIDO DE HEREDIA: FIRST. REGISTRATION NUMBER FORTY THOUSAND EIGHT HUNDRED FIFTY NINE -ZERO ZERO ZERO, a lot with two buildings; located at 1st District San Antonio, cantón seven Belén, province of Heredia; bordering to the North with: Public street; to the South: Río Quebrada Seca; to the East: Juan Campos and to the West: Adelia Campos. Total area: Six thousand three hundred eighty seven meters and seventeen square decimeters. Plat record number: H- zero zero one one three six eight- nineteen seventy one. Fiscal Value: Fifteen million two hundred thousand colones. Liens: i) Volume number: four hundred eighty nine, Entry number: one thousand two hundred fifty three, consecutive number: zero one, sequence number: zero zero zero two, subsequence number: zero zero one, which is a writ of attachment. ii) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one zero, subsequence number: zero zero one, which is a writ of attachment. iii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero three four, subsequence number: zero zero one, which is a writ of attachment. SECOND. REGISTRATION NUMBER SEVENTY ONE THOUSAND EIGHT HUNDRED FORTY SIX - ZERO ZERO ZERO, a plot occupied by a house; located at 1st District San Antonio, cantón seven Belén, province of Heredia; bordering to the North with: Quebrada Seca; to the South: Public street, Rafael Arroyo Montero and other lots; to the East: Rafael Arroyo Montero and other lots and to the West: Gilberto Alvarado and other lots. Total area: Four thousand three hundred thirty two meters and ninety four square decimeters. Plat record number: H-zero three three five four eight six-nineteen seventy nine. Fiscal Value: Ten million colones. Liens: i) Volume number: three hundred twenty seven, Entry number: six thousand six hundred thirty six, consecutive number: zero one, sequence number: zero nine zero one, subsequence number: zero zero one, which is a transferred easement. ii) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one two, subsequence number: zero zero one, which is a writ of attachment. iii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero three six, subsequence number: zero zero one, which is a writ of attachment. THIRD. REGISTRATION NUMBER ONE HUNDRED SIXTY SIX THOUSAND THREE HUNDRED THIRTY SIX - ZERO ZERO ZERO, a plot occupied by a cattle ranch; located at 1ST District Puerto Viejo, cantón ten Sarapiquí, province of Heredia; bordering to the North with: Quebrada and Ramón Alfaro Esquivel; to the South: Front measuring thirteen meters with an easement to a public street; to the East: Resto de Bolívar Miranda Conejo and to the West: Edmundo Villegas Oses. Total area: Thousand seven hundred eighty two meters and sixty one square decimeters. Plat record number: H-zero three four zero one seven nine-nineteen ninety six. Fiscal Value: One hundred thousand colones. Liens: i) Volume number: two hundred ninety eight, Entry number: seven thousand eight hundred seventy two, consecutive number: zero one, sequence number: zero nine zero one, subsequence number: zero zero two, which is a transferred easement. ii) Volume number: four hundred fifty three, Entry number: one thousand five hundred fifty one, consecutive number: zero one, sequence number: zero zero zero five, subsequence number: zero zero one, which is an easement iii) Volume number: four hundred eighty nine, Entry number: one thousand two hundred fifty three, consecutive number: zero one, sequence number: zero zero zero one, subsequence number: zero zero one, which is a writ of attachment. iv) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one four, subsequence number: zero zero one, which is a writ of attachment. v) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero three eight, subsequence number: zero zero one, which is a writ of attachment. FOURTH. REGISTRATION NUMBER SEVENTY THOUSAND NINE HUNDRED EIGHTY SIX - ZERO ZERO ZERO, a plot occupied by offices; located at 3rd District San Francisco, cantón one Heredia, province of Heredia; bordering to the North with: Benedicto Víquez Herrera; to the South: José Antonio and Víctor M. Hidalgo Barrantes; to the East: José Hidalgo Barrantes and to the West: Joaquín Víquez Herrera. Total area: Ten thousand twenty meters and fifty eight square decimeters. Plat record number: H-zero zero zero nine eight five one—nineteen seventy four. Fiscal Value: Ten million nine hundred ninety three thousand nine hundred eighty colones. Liens: i) Volume number: three hundred seventeen, Entry number: eleven thousand seven hundred forty four, consecutive number: zero one, sequence number: zero nine zero one, subsequence number: zero zero one, which is a transferred easement. ii) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one one, subsequence number: zero zero one, which is a writ of attachment. iii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero three five, subsequence number: zero zero one, which is a writ of attachment. FIFTH. REGISTRATION NUMBER ONE HUNDRED SIX THOUSAND NINE HUNDRED FORTY SIX - ZERO ZERO ZERO, a plot occupied by three buildings; located at 1st District San Antonio, cantón seven Belén, province of Heredia; bordering to the North with: A road stretch measuring sixty five meters and fifty centimeters; to the South: Río Quebrada Seca, Omar Campos in the middle; to the East: Quebrada Seca and Adelia Campos and to the West: Angel Alfaro Bolaños. Total area: Fourteen thousand six hundred eight meters and two square decimeters. Plat record number: H-zero zero eight eight seven eight one one-nineteen ninety. Fiscal Value: Forty million colones. Liens: i) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one three, subsequence number: zero zero one, which is a writ of attachment. ii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero three seven, subsequence number: zero zero one, which is a writ of attachment. SIXTH. Farm registered on Official Folio, number one two three six two eight-zero zero zero, nature: a plot occupied by a cattle ranch, located at 1st District San Antonio, Cantón Seventh Belén, de la province of Heredia, bordering to the North with Walter Freer Padilla and other, to the South: Río Quebrada Seca and other, to the East: Aguilar and Solís, S. A. and to the West: Miguel Angel González and other, total area: three thousand one hundred fifty three meters and ten square decimeters, plat number not indicated, there is no background information, Fiscal Value: one million five thousand colones. The registered owner is Aguilar and Solís, Sociedad Anónima, corporate number: three-one zero one-zero zero nine six nine one, was renamed as CORPORACION AS DE OROS SOCIEDAD ANONIMA, as attested by the undersigned notaries, having consulted the Business Section of the Public Records, Volume number: two hundred thirty eight, folio number forty two, Entry number: thirty seven. Lien entries on the property, changes by purchaser, quotation number: four zero zero-zero four six eight zero-zero zero one, submitted at thirteen hundred hours and twelve minutes on January 19 nineteen ninety three, approved at eight hundred hours on January 12 nineteen ninety three, there are no liens. PARTIDO DE SAN JOSÉ: FIRST.

REGISTRATION NUMBER NINE HUNDRED FORTY FOUR F- ZERO ZERO ZERO, a shop on floor one-A, business premise number forty nine; located at 4th District Catedral, cantón one San José, province of San José; bordering to the North with: business premise number fifty four and Texaco Caribbean, S.A.; to the South: Common area used as alleyway; to the East: premise number fifty and to the West: Common area used as alleyway. Total area: fifteen meters and fifteen square decimeters. Fiscal Value: not assessed. Liens: i) Volume number: five hundred twenty two, Entry number: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one five, subsequence number: zero zero one, which is a writ of attachment. ii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero five six, subsequence number: zero zero one, which is a writ of attachment. PARTIDO DE PUNTARENAS: FIRST. REGISTRATION NUMBER SEVENTEEN THOUSAND SIX HUNDRED SIXTY SIX - ZERO ZERO ZERO, a plot intended for farming and grazing; located at 3rd District Canoas, cantón ten Corredores, province of Puntarenas; bordering to the North with: Hacienda La Palma; to the South: Nicolás Mendoza; to the East: Marconi Concepción and Public street in the middle and to the West: Public street and other. Total area: Five hundred thousand square meters. Plat record number: P-zero zero zero zero seven four six - nineteen sixty three. Fiscal Value: twenty seven million colones. Liens: i) Volume number: three hundred twenty three, Entry number: five thousand eighty three, consecutive number: zero one, sequence number: zero nine zero one, subsequence number: zero zero one, a reserved and restricted area. ii) Volume number: three hundred eighty four, Entry number: fourteen thousand six hundred fifty three, consecutive number: zero one, sequence number: zero zero zero one, subsequence number: zero zero one, an Farm lease becoming effective on January 31 nineteen ninety one and expiring on January 31 two thousand nine, lessee: Ston Forestal Sociedad Anónima. iii) Volume number: five hundred twenty two, entry: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one six, subsequence number: zero zero one, which is a writ of attachment. iv) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero five nine, subsequence number: zero zero one, which is a writ of attachment. PARTIDO DE LIMÓN: FIRST. REGISTRATION NUMBER SIX THOUSAND ONE HUNDRED FIFTY SIX - ZERO ZERO ZERO, a lot intended for construction, Lot seven-D; located at 1st District Guácimo, cantón six Guácimo, province of Limón; bordering to the North with: Lot six-D, to the South: Mario Brenes Brenes; to the East: Public street along eighteen meters thirty six centimeters, and to the West: Lot eight-D. Total area: Three hundred eighty square meters and thirty seven square decimeters. Plat record number: L- zero zero four eight three two one- nineteen ninety two. Fiscal Value: fifty thousand colones. Liens: i) Volume number: three hundred ninety eight, Entry number: six thousand nine hundred seventy two, consecutive number: zero one, sequence number: zero nine three nine, subsequence number: zero zero one, which is a conditional lien. ii) Volume number: five hundred twenty two, entry: eleven thousand eight hundred ninety nine, consecutive number: zero one, sequence number: zero zero one seven, subsequence number: zero zero one, which is a writ of attachment. iii) Volume number: five hundred twenty two, Entry number: eleven thousand nine hundred one, consecutive number: zero one, sequence number: zero zero seven six, subsequence number: zero zero one, which is a writ of attachment. For the payment of taxes, stamps and the like, toward registering this document, real property transfers are made at their fiscal value. The real property being transferred as trust patrimony, but shall remain for free in hands of the Trustors, based on the acquiescence of the Trustee and with authority to use it. It is understood and expressly agreed, that the trust patrimony is backing the stated credits and all of the property’s future enhancements and modifications, and includes all improvements and construction made in the future in the transferred real property. In the event this trust is executed, by any of the causes stated hereinafter, the Trustee shall proceed with administrative eviction, as indicated in Article four hundred fifty five of the Code of Civil Procedure, collated with Article seven of the General Law on Urban and Suburban Leasing. The Trust patrimony can be increased through the transfer of new assets to the Trust by the trustors named herein, or through acceptance of new assets provided by new Trustors. Without taking note of it in the Registry: Aside from the stated real property, the Trust patrimony shall initially consist of the following chattel: mortgage notes indicated in this trust, plant machinery and equipment, vehicles, brands, trademarks and other distinguishing symbols, agency machinery and equipment, patents, licenses, finished product inventory, raw material inventory, inventory of products in process, inventory of standing and fattened chicken, inventory of breeding chickens and roosters, inventory of incubated eggs, duly certified commercial invoice portfolios, stock shares and furniture and equipment. All of these assets shall be attached to the Trust as annexes and can continue to be used by the Trustors, without them having to make any payment for that reason. Likewise, they can be sold and replaced by other assets of similar value or have the price added to the trust. Finished product inventories and the like can be sold by the Trustors, as that is the purpose of those assets, in order to continue operating the businesses. Inventories shall be certified on a monthly basis, and the Trustee shall be able to verify such certification. The annexes referred to in this provision and in the rest of the contract shall be signed by the trustors and the Trustee, as proof of the asset transfer to the trust. The value of the assets transferred to the trust shall be established by mutual agreement between the Trustors and the Trustee, assisted by experts. The addition of new Trustors shall be made by the trustors. THIRD: PURPOSE OF THE TRUST: The trust shall have the following objectives: a) Guaranteeing THE PRINCIPAL TRUST BENEFICIARIES that THE TRUSTORS shall duly meet financial liabilities in any currency, guaranties, and all the terms and conditions stated in the CREDITS signed by them, described and listed in annex two and future addenda, taking into account the moratorium indicated in item c) of provision one herein. In the event of non-performance of the terms and conditions of said CREDITS, the Trustee shall proceed to release the trust assets, in the fashion and terms stated hereinafter; b) Guaranteeing THE TRUSTORS that the TRUSTEE shall duly manage the trust assets and, to the effect of this contract, in particular: (i) upon the performance of the total settlement of the principal, and repayment of all interest as well as any other expense or obligation stemming from the CREDITS, and the full performance of any guaranties established therein; THE TRUSTEE shall transfer the trust assets to THE TRUSTORS, becoming a SECONDARY TRUST BENEFICIARY to this end; (ii) that in the event of non-performance in regards to the settlement of any payment of principal, monthly payment of current or past due interest, and of any other expense or obligation stemming from any of the CREDITS, the non-performance of any declaration or guaranty established therein, and of any other financial or non-financial liabilities established in said credits; as well as the non-payment of municipal or territorial taxes, insurance premiums, utility payments, non-performance regarding the maintenance, repairs and improvements in Trust property, or should there be any possible bankruptcy, insolvency, management or reorganization proceedings with court intervention or any other court procedure maintained for a period longer than three months and which prevents the debtors from meeting debt service payments, THE TRUSTEE shall, upon notification by the Committee of Trust Beneficiaries, proceed to the sale of the trust assets, as explained hereinafter, and shall use the product of that sale to settle existing debts which the debtors may have with THE TRUST BENEFICIARIES at that time, including current and past due interest, legal fees and expenses related to the execution, as set out in this contract; c) Guaranteeing THE TRUST BENEFICIARIES that as long as there are debit balances on CREDITS or guaranties issued on them, whether pending or current, the trust assets backing such obligations shall remain as trust patrimony. It is understood that the purposes of the trust established hereby do not exclude or prejudice other guaranties on CREDITS, given by THE DEBTORS to THE CREDITORS, and the execution of said guaranties shall not be subordinate or conditional to the execution procedures regarding trust assets or vice versa. Original documents which currently state the credits of different creditors will be handed to the Trust created hereby. The Trustee shall put them in the custody of a bank from the national banking system. The same rule shall apply to the new creditors-Trust Beneficiaries, who should also hand to the Trust the original documents currently stating the credits which shall be guaranteed with the trust. FOURTH: NAME: The trust shall be named “FIDEICOMISO DE GARANTIA PIPASA”. FIFTH: TRUST ACCEPTANCE: THE TRUSTEE accepts the trust created hereby and is committed to performing his functions in accordance to the terms of this contract. THE TRUSTEE accepts, as trust property, the transfer of the trust assets made in his favor and states he shall only use them for the purpose intended according to the objectives and purposed of this Trust Contract. The acceptance of the trust by the PRINCIPAL TRUST BENEFICIARIES shall be certified through a letter stating their consent. SIXTH: REGARDING THE OBLIGATIONS OF THE TRUSTORS: The obligations of THE TRUSTORS are as follows: a) Abiding by the provisions hereof in regards to the trust, doing all the necessary efforts to achieve the objectives and/or purposes thereof; b) Settling to the TRUSTEE the fees owed for the discharge of his functions; c) Reimbursing the TRUSTEE for any expenses incurred in the execution, management, administration and defense of the trust, and furnishing him with funds as needed to those ends, including reasonable legal and consultancy fees and expenses of any type or nature, that may be incurred at any time by the TRUSTEE or assessed or held against him, and stemming or resulting from any action, ommission or error by the TRUSTEE, in the course of his reasonable and good faith proceedings in the discharge of his duties as instructed by this document. The above, except for the liability of the TRUSTEE regarding liabilities, losses, damages, sanctions, claims, legal actions, trials, costs, expenses and disbursements incurred due to fraud or deception by the TRUSTEE or non-performance of his contract obligations. d) Giving the TRUSTEE timely and adequate proof of payment of the financial liabilities established in relation to the CREDITS. A proof of payment can be the receipt issued by THE CREDITOR, as established in the CREDITS. e) THE TRUSTORS commit themselves, for the duration of the secured credits, to provide the Committee of Principal Trust Beneficiaries: (i) monthly financial statements, duly signed by their representative empowered as unlimited general agents; and (ii) yearly financial statements audited by an external auditing firm to the satisfaction of the Committee of Principal Trust Beneficiaries, no later than three months after the end of each fiscal year. f) THE TRUSTORS commit themselves to duly insure buildings which currently face sufficient risks, or which may face risks in the future regarding the property being transferred to this trust, to provide for the necessary maintenance and keeping current payments on insurance, levies and taxes so as to keep the property in the best condition and value. Likewise, they shall include the TRUSTEE as a beneficiary of each and every insurance policy. g) The transfer of assets made by the Trustors to this Trust shall immediately be recorded in the general ledger, controlling accounts and journal entries of the Trustors, by reclassifying the asset account containing the property of this trust as “Trust Assets”, with the necessary annotation to the general ledger, corresponding controlling account and journal entries, all of which shall refer to this contract. Said controlling account shall be independent, and it shall not involve the rest of the assets (real property) belonging to the Trustor or any sub-account. It is understood, therefore, that said controlling account shall be consistent, both in terms of numbering and value, with the stated journal entries and balance account. h) In the event this trust is executed for the reasons established in this contract, the TRUSTORS irrevocably give their consent for the Trustee to auction all of the trust assets and to prorate the product of the auction in order to: (i) settle the balance due on delinquent loans, and (ii) prepay current balances on credits secured hereby. To this effect, the TRUSTORS relinquish their entitlement to grace periods regarding said credits. SEVENTH: STATEMENTS AND COMMITMENTS BY THE TRUSTORS: the TRUSTORS state and commit themselves to the following: a) That they are duly empowered under the laws of the Republic of Costa Rica, that their entitlements are current in all regards; b) That they have full legal capacity to enter into this contract; c) That they have concluded all the corresponding and necessary agreements to authorize the issuance and signing of this contract; d) That all the information provided by them is truthful, faithful and accurate; e) That they are not involved in any legal or contractual breach, that there are no judgments or claims, pending or likely, against them, other than what they have disclosed to the TRUST BENEFICIARIES and that there is no contract conflict with third parties, whether they be creditors or not, preventing the issuance of this contract; f) That they are not breaching any contract which might adversely affect their business or their financial standing; g) That they are aware and committed to fulfilling the provisions and rules of this Trust Contract, in all regards and to the best of their abilities; h) That they shall furnish all the information, documentation and cooperation required by the TRUST BENEFICIARIES; i) That they shall maintain adequate accounting and control systems in general; j) That they have not and will not undergo any Administrative Reorganization procedure through Court Intervention, Bankruptcy Procedure or Creditor Agreement. k) That they are committed to record in their books, as needed, all obligations entered into by virtue of this contract, as well as those stemming from secured credits. EIGHTH: RIGHTS OF THE TRUSTORS: The rights of THE TRUSTORS are: a)

Require the TRUSTEE to comply with the terms of this trust. b) Require the TRUSTEE to transfer the trust assets in case of performance in regards to the total settlement of the principal, as well as the payment of all interest and any other expense or obligation stemming from the CREDITS, and the full performance of any guaranties established therein. The above applies while payments made are proven to the Trustee, proving that payment has been in full. NINTH: RIGHTS OF THE TRUST BENEFICIARIES: a) In the event of non-performance by the Debtors of any of the obligations of CREDITS and/or of any guaranties established therein, notify in writing to the COMMITTEE OF TRUST BENEFICIARIES, who shall inform the TRUSTEE regarding the non-performance and request him to proceed with the auction of the trust assets, in accordance to the procedure established in this Trust Contract. b) In the event of non-performance by any of the Debtors, in respect of any of the obligations stemming from CREDITS and/or of any guaranties established therein, to receive and accept payment of obligations due by the Debtors, from the TRUSTEE, with the product of the sale of the trust assets according to the procedure stated hereinafter. c) In the case of Principal Trust Beneficiaries already having real guaranty for their credit, this trust shall guarantee the due payment of due balances which remain pending, once the respective guaranties are executed. d) The condition of Trust Beneficiaries, based on the total amount of their credits, shall be accorded to the CREDITORS whose accruals meet the following conditions: (i) Having original documents, duly issued and still in force; (ii) Having as direct debtors, completely or in part, CORPORACIÓN PIPASA S.A. and/or CORPORACIÓN AS DE OROS S.A.; (iii) That the balance be accurate and outstanding, regardless of whether it is recorded on the debtors’ accounts; and (iv) The Trustee shall give proof, once the submitted documents are reviewed, of which documents meet these conditions. e) Should the product of the sale of the assets not suffice to settle all of the secured credits, PRINCIPAL TRUST BENEFICIARIES shall be entitled to lodge the necessary legal actions against the DEBTORS and the credit guarantors. To this effect, PRINCIPAL TRUST BENEFICIARIES shall be able to execute all guaranties and documents in their power, in order to recoup due balances which remain once this Trust is executed. THE TRUSTORS hereby expressly accept said provision. TENTH: OBLIGATIONS OF THE TRUSTEE: The obligations of the Trustee are: a) Taking the necessary steps to achieve the objectives and purposes of the Trust in the fashion provided herein. b) Identifying the trust assets, recording them separately and beyond the reach of creditors or third parties and apart from their own assets and those of other trusts that the TRUSTEE may have currently or in the future, and identifying the trust with the name “FIDEICOMISO DE GARANTIA PIPASA”. c) Abiding by the guidelines and instructions provided herein for THE TRUSTEE, and those received in writing from the COMMITTEE OF PRINCIPAL TRUST BENEFICIARIES in regards to the trust, in such cases as this Trust Contract so provides for in express terms. d) Abstaining from using the trust assets for purposes which are different or contrary to those of the trust. e) Exercising all of the rights and taking all of the administrative or judicial actions that may be needed or adequate to defend and preserve the trust. f) The TRUSTEE shall be entitled, under his own responsibility, to appointing attorneys, representatives, agents, officials, employees, advisors or independent professionals who would administer or run trust-related matters. g) Keeping accurate records and detailed accounts of all trust business and allowing their inspection by THE TRUSTORS, THE TRUST BENEFICIARIES or their duly authorized representatives. h) Being accountable for their management to THE TRUSTORS, and to the existing TRUST BENEFICIARIES, upon termination of the trust. i) Issuing notifications, communications and requirements, as well as complying with and abiding by the procedures and terms established in this Trust Contract. j) In case of performance in regards to the total settlement of the principal, as well as the repayment of all interest and any other expense or obligation stemming from the CREDITS, and the performance of any guaranties established therein, THE TRUSTEE shall transfer the trust assets to THE TRUSTORS, within fifteen working days after the requirement issued by THE TRUSTORS, who shall submit a written and authenticated note by the COMMITTEE OF PRINCIPAL TRUST BENEFICIARIES, containing their express consent to have the Trust patrimony reinstated, having paid all CREDITS in full, whose validity shall be corroborated by THE TRUSTEE with the COMMITTEE OF PRINCIPAL TRUST BENEFICIARIES. k) In the event of non-performance in regards to the settlement of any payment of principal, or non-payment of a monthly installment of current or past due interest on any of the CREDITS secured herein, as well as the non-performance of any guaranties and commitments established in the credits and in this trust, non-performance in regards to the maintenance, repairs and improvements of the property encumbered by the mortgage notes in Trust, or should there be any possible bankruptcy, insolvency, management or reorganization proceedings with court intervention or any other court procedure preventing the debtors from meeting debt service payments, and when this situation is maintained for over three months, THE TRUSTEE shall proceed to the sale of the real property according to the procedure established hereinafter. It is understood and expressly agreed that non-performance on capital and interest payments or on any obligations established for the debtors in regards to just one of the credits, shall entitle the Principal Trust Beneficiary in question to request the execution of the trust, whereupon the Trustee shall auction the trust assets and to prorate the product of the auction in order to: (i) settle the balance due on delinquent loans, and (ii) prepay current outstanding balances on credits secured hereby. l) In case of defense of the trust, be it in court or out of court, informing THE TRUSTORS and THE TRUST BENEFICIARIES about the circumstances leading to the defense action, so that they may contribute thereto and use the judgment of a good head of household in regards to the expenditures needed for an adequate defense. Should the laws or regulations of the Republic of Costa Rica establish fees, to ensure that the expenditures are commensurate to the writ in question. m) In case of late payment by THE TRUSTORS, to pay on their behalf and out of their funds all taxes, charges, services and insurance policies having to do with the trust assets which face sufficient risk, so as to keep them current at all times. The amount needed to make the necessary payment or payments, shall be assessed to the trust by liquidating assets therefrom and shall be immediately reimbursed by the Trustors. n) In case of removal, resignation or replacement of the Trustee, he shall be obligated to transfer, endorse and hand over to the new Trustee all of the trust patrimony herewith, at such time as jointly instructed by the COMMITTEE OF PRINCIPAL TRUST BENEFICIARIES. o) The inclusion of new Trust Beneficiaries shall be carried out by the trustors, who shall state whether the newly-appointed Beneficiary shall be deemed a Principal or a second degree Beneficiary, depending on the value of the trust assets, as certified by the Trustee. p) The Trustors shall inform the TRUSTEE of the inclusion of new assets in the Trust patrimony. To that effect, they shall appraise the new assets beforehand in order to determine whether they represent a real improvement to the trust patrimony. ELEVENTH: RIGHTS OF THE TRUSTEE: a) Requiring the PRINCIPAL TRUST BENEFICIARIES before the rest of the trust creditors, to provide funds or reimburse expenses and fees incurred during the exercise, management, administration and defense of this Trust. b) Executing the Trust and performing his functions under existing legal regulations and the terms of this contract, provided that the latter do not contradict the former. c) That to the effect of the mortgage notes made payable to the Trustee in order to meet the objectives of this trust, the Trustee shall have all the rights and powers of a creditor. Such rights and powers include, but are not limited to, sufficient capacity to confer powers in and out of court, conciliating, compromising, condoning, appearing at hearings of all kinds, responding to suits, selling or debiting mortgage notes, settling liens, etc. TWELFTH: INSTRUCTIONS TO THE TRUSTEE. PROCEDURES FOR TRANSFERRING TRUST ASSETS: THE TRUSTEE shall be subject to all of this trust’s provisions and to the following procedures for the transfer and execution of the trust assets: (A) Case of performance: Reinstatement of the trust patrimony: Upon expiration of the term of the CREDITS and their extensions, if any, or upon the early termination of said CREDITS, with the performance by the Debtors in regards to the total settlement of the principal, as well as payment of all interest, administrative fees and any other expense or obligation stemming from said CREDITS, and the full performance of any guaranties established therein, THE TRUSTEE when required in writing by THE TRUSTORS, and within fifteen working days after such requirement, shall again transfer the trust assets to THE TRUSTORS, as long as the settlement of all bonds guaranteed with this trust is properly proven to the Trustee. All expenses, fees and taxes generated by the transfer of property to THE TRUSTORS, shall be cancelled by them, including penalties and interests arising from the delay in their payment. (B) In case of non-performance: (a) SALE OF THE ASSETS: When the payment of monthly installments of capital and interest is delayed by the debtors on any of the secured credits, or non-performance of any other obligations, statements and guaranties entered into by them in regards to said credits or this contract, the respective Trustee or Trust Beneficiaries shall inform the Committee of Principal Trust Beneficiaries. Upon said communication, the Committee of Principal Trust Beneficiaries shall notify the Trustee in writing, so that he will give the Trustors a deadline of fifteen working days to normalize the situation. Should the Trustors be unable to do so, the Committee of Principal Trust Beneficiaries shall notify the Trustee, who shall proceed with the execution of all the trust assets according to the following procedure: (i) The trust assets shall be offered for sale jointly or separately, for a price equivalent to their value, as per the assessment recorded by the Trustee, previously approved by the Committee of Principal Trust Beneficiaries. (ii) The Trustee shall publish a notice in a nationally distributed newspaper, bearing the sale offer, indicating such terms as deemed necessary in relation to asset pricing and features, stating the deadline for the receipt of bids and the date and time when the auction shall take place. (iii) The sale shall be carried out by the Trustee, directly or through a Notary Public, at the agreed time and date and under the conditions stated in the published announcement, making his best effort to fetch the highest possible price. (iv) If there are no bidders, the Trustee shall make a second attempt fifteen days later, with a reduction of twenty five per cent on the base price. Should it be necessary to do a third attempt, this shall be at fifty per cent of the base price. Heretofore, further auction attempts, if any, shall be for sale to the highest bidder without a starting price. (v) After the second clearance attempt, the Principal Trust Beneficiaries shall be entitled to adjudicate the trust assets to themselves in order to offset their debts. (vi) Assets can be bought by the highest bidder, be it a third party, the Trustors or the Principal Trust Beneficiaries, who shall be entitled to adjudicate them to themselves in order to offset their debts. (vii) In the case of real property encumbered by mortgage notes made payable to the Trustee, and when so instructed by the Committee of Trust Beneficiaries, the Trustee shall settle the lien imposed by the mortgage notes. The above shall take place prior to auctioning, so that the property may be sold unencumbered by mortgage liens. (viii) The Trustee shall be entitled to auction real property encumbered by mortgage notes when he has said mortgage notes in his power. (ix) Should any of the assets be encumbered by mortgage notes, other mortgage obligations or liens, the Trustee shall sell the asset at a starting price that will be the higher of: 1) the assessed value of the asset that the Trustee has in his power; and 2) The amount of the lien or liens in question. In this case, the asset shall be auctioned with existing liens and, once liquidated, payment priority shall be accorded to the creditor or creditors of said liens commensurately to the degree of indebtedness to them and up to the amount of the proceeds. Any leftover monies shall be distributed by the Trustee as indicated hereinafter. (x) The Trustee shall prorate the product of the auction in order to: (1) settle the balance due on delinquent loans, and (2) prepay current outstanding balances on credits secured hereby. (b) Once the transferred trust property has been auctioned, without having effectively cancelled all bonds guaranteed with it, THE TRUST BENEFICIARIES shall be entitled to go after any other assets belonging to the Debtors and/or to the credit guarantors, through any court or out-of-court procedure. c) Allocation of the sale proceeds: The Trustee shall apply the product of the above-stated sale, in the following order: (i) To the Trustee’s commission fee and expenses related to the final sale of the assets; ii) To current and outstanding interest payments which may be due; and iii) The remainder, to the payment of any balance on the CREDITS. Should the product of the sale suffice to fully repay all debts regarding said CREDITS and should there be any leftover monies, these shall be directly transferred to the Trustor. Payments received by the Trustee shall be allocated to the Principal Trust Beneficiaries. Should there be any balance left pending for settlement, this shall be covered by the Debtors directly from the Principal Trust Beneficiaries, whereby the Trustee shall be free of all liability. The Trustee shall not be liable if the product of the sale does not suffice for the total settlement of CREDITS. (d) Remainder: Once the trust assets have been auctioned off and having cancelled the CREDITS owed by the PRINCIPAL TRUST BENEFICIARIES, if there should be a remainder from the product of such procedures, it shall be handed over to the TRUSTORS proportionately to their contribution to the Trust patrimony. THIRTEENTH: REGARDING OTHER OBLIGATIONS OF THE PARTIES: A) THE TRUSTORS understand and expressly accept that any improvement made heretofore on the trust assets shall be included in the trust and applied toward its stated objectives, so the sale of the assets shall be made according to the provisions herein.

THE TRUSTORS shall not be entitled to claim any retirement, fee or indemnification payments related to the sale’s execution or cost. Additionally, THE TRUSTORS commit themselves to performing at their expense all of the necessary repairs to the buildings that will occupy the property being given in trust, and performing all of the maintenance tasks needed for it preservation, in order to avoid a possible dilapidation or extraordinary depreciation of the assets, due to their negligence, which would be damaging to the guaranty purposes of the trust and THE TRUST BENEFICIARIES. Likewise, THE TRUSTORS shall keep current payments on all kind of public or private utilities or services that may be in operation in regards to the assets at the time of signing this contract and any other which may be acquired in the future. Should the Trust be executed as established, and should the full ownership of the assets be transferred to a third party or to THE TRUST BENEFICIARIES, THE TRUSTORS undertake and commit themselves to vacate the premises possessed by them, no later than ten calendar days after the date of the clearance, hereupon relinquishing the right to claim any entitlement or indemnification in terms of entry rights, leases, notifications or procedures and in the understanding that under no circumstance shall they be able to use the assets for other purposes or to have any work done which would damage or impair the quality of the assets. B) Any lease contract or any other lien intended to be drawn on the Trust patrimony or on the property encumbered by mortgage notes in Trust from today on, shall be previously and expressly authorized by THE TRUST BENEFICIARIES, and shall be signed by THE TRUSTEE. FOURTEENTH: ASSET OWNERSHIP GUARANTEE: THE TRUSTORS state they are the legitimate owners of the assets being transferred hereby as trust assets to the Trustee. FIFTEENTH: RESIGNATIONS: THE TRUSTORS expressly state: That they relinquish the right to any and all claims regarding the assets they have given in trust as well as the right to reports, consultations and any other participation in the operation of the trust, except as provided for herein. Specifically, THE TRUSTORS expressly and irrevocably give up their entitlement to any share in terms of the temporary or final disposal made by THE TRUSTEE of the trust assets, in accordance to their mandate and the terms of this contract. THE TRUSTORS exempt the TRUSTEE of all liability from the auction of the trust assets in the event of non-performance regarding the credits and they relinquish the right to any claim or action thereof. SIXTEENTH: LIABILITY AND GUARANTY OF THE TRUSTORS: THE TRUSTORS assume full liability and guarantee the TRUSTEE they shall protect and preserve him and his estate from all liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expenditure or disbursement, including legal fees and expenses of any nature incurred by the TRUSTEE or assessed against him, which may be directly or indirectly related to, or consequential to, this trust or its management, administration and defense; this is a liability and guaranty of THE TRUSTORS to the TRUSTEE and his estate, which shall be maintained even after this trust is terminated. SEVENTEENTH: LIABILITY OF THE TRUSTEE: THE TRUSTEE shall use the judgment of a good head of household in regards to his management role and shall be solely liable for any fault, blame or negligence in the running and management of the trust. THE TRUSTEE shall not be liable for losses or damages from actions taken or foregone, according to the express provisions of this trust or to instructions issued under this contract by THE TRUSTORS and/or the COMMITTEE OF PRINCIPAL TRUST BENEFICIARIES. THE TRUSTEE shall be liable for losses chargeable to him as a result of his administration, fraud, deception or proceedings not instructed in this contract, and he shall pay such losses from his own estate, which shall be reflected in the Trustee’s balance statement. EIGHTEENTH: PERIOD OF APPOINTMENT: The period of appointment of the Trustee runs until the expiration of this contract or until the trust assets have been executed or returned to the SECONDARY TRUST BENEFICIARIES, or paid off to the Principal Trust Beneficiaries. NINETEENTH: REMOVAL AND RESIGNATION OF THE TRUSTEE: Before the period of appointment of the Trustee expires, THE TRUSTORS, in joint and express agreement with PRINCIPAL TRUST BENEFICIARIES, shall be entitled to remove the TRUSTEE from his post if he should be found to be at fault, guilty or negligent regarding the running and administration of the trust or if the TRUSTEE should cease to be a subject of law capable of holding trust assets, or if he should face a conflict of interests in regards to the execution of this contract and its provisions. THE TRUSTEE shall be able to resign his post for a just cause to be jointly assessed and accepted by THE TRUSTORS and THE PRINCIPAL TRUST BENEFICIARIES, providing that THE TRUSTEE advises all of them in writing, no less than thirty calendar days before the date when his resignation becomes effective. In any case, the thirty-day period shall run from the time the notification is received by the last party involved. Should THE TRUSTORS and THE PRINCIPAL TRUST BENEFICIARIES be in disagreement, the cause shall be assessed through arbitration as established under provision twenty seven below, upon request by an interested party. TWENTIETH: APPOINTMENT OF THE ALTERNATE TRUSTEE: If the TRUSTEE is removed, resigns or otherwise become incapacitated to act as a TRUSTEE, THE TRUSTORS and THE PRINCIPAL TRUST BENEFICIARIES hereby appoint an ALTERNATE TRUSTEE, namely, CORPORACIÓN PRIVADA DE INVERSIONES DE CENTROAMERICA S.A., corporate number: three-zero twelve-zero seventy five thousand seven hundred nineteen. Should CORPORACIÓN PRIVADA DE INVERSIONES DE CENTROAMERICA S.A. be unable to continue its management, resign or be dismissed, the Committee of Trust Beneficiaries shall appoint an Alternate Trustee. THE TRUSTEE shall transfer to the Alternate Trustee the trust assets and all information, records and documentation related to this trust, immediately after receiving a written notification by the Committee of Principal Trust Beneficiaries about the appointment of a new Trustee. TWENTY FIRST: TRUST TERM: The term of this Trust Contract shall be ten years from today. In any case, the trust term runs from today to the moment all of the secured credits are effectively cancelled or until the trust assets have been executed or their ownership transferred, be it to the SECONDARY TRUST BENEFICIARY, third parties or THE PRINCIPAL TRUST BENEFICIARIES, as resulting from the combined total or partial implementation of the procedures established in this contract. TWENTY SECOND: EARLY TERMINATION: This trust can be terminated ahead of time through a previous and express written agreement by THE TRUSTORS and THE PRINCIPAL TRUST BENEFICIARIES. For its termination, the parties shall resort to the provisions of Article six hundred fifty nine of the Trade Law of the Republic of Costa Rica. TWENTY THIRD: REGARDING FEES: THE TRUSTEE shall be paid a yearly fee of five thousand dollars, the legal currency of the United States of America, which shall be paid yearly in advance by the PRINCIPAL TRUST BENEFICIARIES. Should the Trustee sell the trust assets according to the provisions of this contract, an additional fee shall be payable to him, equivalent to zero point one per cent of the sale value of the assets, which fee shall be paid by the PRINCIPAL TRUST BENEFICIARIES. TWENTY FOURTH: AMENDMENT AND FINALITY OF THE TRUST: This trust can only be changed through express agreement in writing by THE TRUSTORS, TRUSTEE and THE PRINCIPAL TRUST BENEFICIARIES. Likewise, this Trust Contract is irrevocable as long as there is no joint and unanimous agreement to the contrary in writing, by THE TRUSTORS and THE PRINCIPAL TRUST BENEFICIARIES. The above does not apply to the inclusion of the Principal Trust Beneficiaries and the contribution of new assets to the Trust patrimony, which shall be approved by the Trustee according to instructions to that effect contained in this contract. Likewise, under no circumstance shall this trust, or the yet-to-be-released trust assets, be ceded, transferred or taxed in any form, as long as there are debit balances or unpaid obligations on related CREDITS. TWENTY FIFTH: ABOUT THE COMMITTEE OF PRINCIPAL TRUST BENEFICIARIES: For advocacy purposes regarding the Principal Trust Beneficiaries on all matters related to this trust, the Committee of Principal Trust Beneficiaries is created and shall be governed by the following rules and regulations: A) The Committee shall have the following roles: (i) Receiving and reviewing the financial information submitted by the debtors as established in this Trust Contract; (ii) Informing the rest of the creditors about any developments which may damage the trust assets and entitlements and/or the operation of the debtors. (iii) Appointing the Alternate Trustee should the main or alternate trustees appointed hereby be removed or resign as provided to this effect in this contract. (iv) Representing the Principal Trust Beneficiaries in decision-making and in the issuance of authorizations provided that this contract or the law so establish, as stated under Chapter Twelve, Title One, Book II of the Trade Law of the Republic of Costa Rica. In that regard, the Principal Trust Beneficiaries give the Committee of Principal Trust Beneficiaries the necessary and sufficient authority to fulfill such representation roles regarding all aspects of this trust, relieving its members of all liability having to do with the implementation of the instructions contained herein. (v) Authorizing the settlement by the Trustee of mortgage notes and mortgage liens or encumbrances of any kind on the trust assets. (vi) Upon communication of non-performance of the debtors’ obligations, issued by any of the Principal Trust Beneficiaries, the Committee shall inform the Trustee about such non-performance so that he may issue the notification referred to under tiret a) of item (B) of provision twelve herein. Should the Trustors, upon such notification, not resolve the situation of non-performance, the Committee shall request the Trustee to execute the trust, as established under said tiret a) of item (B) of provision twelve herein. B) The Committee of Principal Trust Beneficiaries shall consist of a representative from each of the following creditors: Banco de Costa Rica, Banco Cuscatlan S.A., Transamerica Bank and Trust Company Limited Banco Internacional de Costa Rica S.A., Banco de Occidente S.A., Westrust Bank (International) Limited, Banco Crédito Agrícola de Cartago and Banco Alemán Platina S.A. C) The Committee of Principal Trust Beneficiaries shall have a Chairman and a Secretary who will be elected among its members by a simple majority. The Chairman shall call and preside over meetings, and prepare the agenda. The Secretary shall write the record or summary record of meetings and notifying agreements reached to whom may be concerned. D) All matters shall be decided upon by a simple majority, and the Chairman’s vote shall be counted as two in case of a tie. E) The presence of five Committee members in meetings shall constitute a quorum. F) The Chairman shall call the meetings by fax or by other certifiable method. G) In case of temporary or permanent absence, if the creditor in question does not appoint a replacement, the vacancy shall be filled by the rest of the Committee, through a simple majority vote. TWENTY SIXTH: EXPENSES: All expenses related to the management and functioning of this trust, except fees, shall be met by THE TRUSTORS, who shall also meet any expenses as may be uncovered during the mortgage execution procedures. TWENTY SEVENTH: NULLIFICATION, APPLICABLE LAW AND JURISDICTION: The nullification of any provision herein shall not impair the effectiveness or operation of other provisions. Any situation that is not provided for under this trust shall be governed by the laws of the Republic of Costa Rica, since the Trust Contract, and the guaranties ensured hereby, are valid, binding and enforceable according to said laws and do not violate any legally binding provision in the Republic of Costa Rica. Therefore, THE TRUSTORS, THE PRINCIPAL TRUST BENEFICIARIES, and THE TRUSTEE are bound by the laws of the Republic of Costa Rica for the interpretation of this trust. The nullification of any provision herein shall not impair the effectiveness or operation of other provisions. Any situation that is not provided for under this trust shall be governed by the laws of the Republic of Costa Rica, since the Trust Contract, and THE LOAN CONTRACTS guaranteed hereby, are valid, binding and enforceable according to said laws and do not violate any legally binding provision in the Republic of Costa Rica. a) With the specific exception of the execution of this Trust Contract and the request and processing of removal from Trust real property through administrative eviction, any controversy, discrepancy, litigation, dispute, claim or difference arising from the execution of this contract or linked to it or to any matter contained herein, as well as in regards to its validity, existence, enforceability, nullification, resolution, rescission or termination shall be resolved through binding arbitration under the Law on alternative resolution of conflicts and promotion of the social peace, number seven thousand seven hundred twenty seven of 9 December nineteen ninety seven. b) The parties expressly agree that the arbitration award shall be final and binding, thus relinquishing the right to lodge any appeals or any other legal challenge against the arbitration award. c) Should any of the parties resort to the nullification procedures referred to in Article 64 of the Law on alternative resolution of conflicts and promotion of the social peace, the case shall be heard by the judges and tribunals of the First Division of the Supreme Court of Justice. d) The arbitral court thus constituted shall be made up of three authorized arbitrators, appointed by each of the parties, who shall in turn designate a third party. Should there be a disagreement in terms of appointing arbitrators, the appointments shall be made according to the above-mentioned law. The designated arbitrators shall have no links or common interests with parties in this contract. e) Should it be necessary to designate an appointing authority, by virtue of the above-mentioned law, the parties designate the Dispute Resolution and Arbitration Center of the Costa Rica Chamber of Commerce (Centro de Conciliación y Arbitraje de la Cámara de Comercio de Costa Rica). f) The arbitration venue shall be the City of San José, Costa Rica. g) The arbitration procedure shall be performed in Spanish. All documents shall be translated into Spanish before being submitted. h) The object of dispute shall be determined based on the allegations contained in the claim and the reply thereto, as well as later counterclaims, amendments and appeals.

Should the arbitration award refer to matters not under dispute by the parties, said award shall not be applicable regarding those matters, but shall be valid in regards to all aspects which solve the disputed items. i) Should there arise a discrepancy between the parties about the matter under dispute, the arbitration court shall note it. j) The parties accept that the issued arbitration award, as agreed under this provision, can be implemented by courts of any jurisdiction. k) the arbitration-related expenses shall be paid by the party indicated by the arbitration court. j) The arbitration award shall be issued no later than six months from the date the arbitration starts. m) For the purposes of said arbitration, the laws of Costa Rica shall apply, and the parties undertake to abide by them. TWENTY EIGHTH: FISCAL ASSESSMENT, COMMUNICATIONS, NOTIFICATIONS OR REQUIREMENTS: For tax purposes, the value of this contract is estimated at five thousand dollars. Any communication, notification or requirement related to this CONTRACT shall be made in writing through a certified letter, with a receipt of delivery to the addresses stated in this contract, as follows: PRINCIPAL TRUST BENEFICIARIES: care of the Committee of Trust Beneficiaries (Comité de Fideicomisarios) at the offices of Banco Interfín, Sabana Norte, Avenida de las Américas, costado norte del Estadio Nacional. San José. TRUSTORS: At the offices of Grupo Consolidado Sama S. A., contiguo a la Contraloría General de la República. Lastly, the Debtors state through their attorneys that, without giving up their legal address, they expressly choose, for hearings of notifications in the event of non-performance of the obligation assumed hereby, the address stated herein for the purposes of Article four of Law number seven thousand six hundred thirty seven on Legal Citations and Notifications, and of Article one hundred sixty four bis of the Code of Civil Procedure, and declare that they can be notified at the stated address personally or by proxy; also, they understand that, should their legal address be inaccurate or mistaken, they can be notified through an announcement published in the Legal Bulletin and a nationally distributed newspaper. TRUSTEE: At his office in San Pedro de Montes de Oca, Los Yoses, de la Cámara de Industrias cien metros al oeste y setenta y cinco metros al sur (one hundred meters to the West and seventy five meters to the South). TWENTY NINTH: Based on the assessment of the Trustors, the value of the assets exceeds the amount of the credits indicated herein, this is currently being verified through the necessary assessments, which will later be validated by experts appointed by the Committee of Trust Beneficiaries. This being the case, all parties agree on the possibility of adding new creditors to this Trust as Principal Trust Beneficiaries, under the same conditions as existing Principal Trust Beneficiaries. As long as, according to the above-stated expert assessments and validations, the value of the assets hereby included in the Trust patrimony reach the level referred to under subsection j) of provision one herein, meaning until such time as the value of the assets can guarantee one hundred forty three per cent of the debts. For guarantee purposes, property objects shall be recorded at seventy per cent of their value, according to the assessment made to this effect and validated by the experts appointed by the Trustee. Their inclusion shall take place through a communication by the Trustors, after the Trustee has determined that the amount of the trust patrimony is sufficient to guarantee the new credit, under the conditions established in this contract. As indicated, it shall be possible to include Secondary Trust Beneficiaries, who shall be compensated after the Principal Trust Beneficiaries have been compensated. The undersigned parties give their express authorization to send their testimony to the Notary. This is all. Having read the writing to the appearers, they approve it and we all sign this document in the City of San José, at seven hundred hours on 22 September two thousand three.- illegible.— Ceciliano & Cía.— illegible. — illegible.— illegible.— illegible.— illegible.— illegible.— illegible.— illegible.— Marcela Arias Victory.

THE ABOVE IS AN ACCURATE AND EXACT COPY OF DEED NUMBER ONE HUNDRED NINE -THREE, RECORDED ON FOLIO NUMBER ONE HUNDRED THIRTY SEVEN, FIRST PART OF THE THIRD PROTOCOL VOLUME OF THE UNDERSIGNED LAW OFFICE AND IS ISSUED AS A FIRST TESTIMONY AT THE SAME TIME THE MAIN DEED IS APPROVED.-